Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATIN ONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

DATE: JANUARY 3, 2024
AMENDED AND RESTATED SUBSCRIPTION AND SHAREHOLDERS’ AGREEMENT RELATING TO BECKLEY PSYTECH LIMITED

Between THE NEW INVESTOR and THE EXISTING INVESTORS and THE FOUNDERS and THE FOUNDING SHAREHOLDERS and THE COMPANY
CMS Cameron McKenna Nabarro Olswang LLP Cannon Place 78 Cannon Street London EC4N 6AF T +[***] F +[***] cms.law

TABLE OF CONTENTS
1.	Definitions	1
2.	Interpretation	7
3.	Amendment, Restatement and Execution	9
4.	Subscriptions	9
5.	Secondary Sale	10
6.	Completion	10
	Deferred Payment	11
7.	Warranties and Indemnity	12
8.	Limitations on Warranty Claims	13
9.	The Board and the Investor Directors	13
10.	Information Rights	14
11.	Investor consents	15
12.	The New Investor’s Support Obligations	16
13.	The New Investor’s right of first refusal in respect of an Asset Sale or IP Sale	18
14.	The New Investor’s right of first negotiation in respect of a Sale or IP Sale	19
15.	Undertakings	20
16.	Further Issue and transfer of shares	20
17.	Registration Rights	20
18.	Founder Covenants	21
19.	Confidentiality	23
20.	Announcements	24
21.	Costs and Expenses	25
22.	Survival and Cessation of Obligations of the Founders	25
23.	Effect of Ceasing to hold Shares	25
24.	Cumulative remedies	25
25.	Waiver	26
26.	Entire Agreement	26
27.	Other Agreements	26
28.	Variation and termination	26
29.	No Partnership	27
30.	Assignment and transfer	27
31.	Rights of Third Parties	27
32.	Conflict between Agreements	28
33.	Counterparts; No Originals	28
34.	Notices	28
35.	Severance	28
36.	Governing Law	29
37.	Jurisdiction	29
38.	Confirmation by the Founders and Existing Investors	29

THIS AGREEMENT is made on January 3, 2024

BETWEEN:

(1)	ATAI LIFE SCIENCES N.V., a company incorporated in the Netherlands with company number 80299776, whose registered office is at Wallstraße 16, 10179 Berlin, Germany (the “New Investor”);

(2)	The persons whose names and addresses are set out in Part 2 of schedule 1 (the “Existing Investors” and each an “Existing Investor”);

(3)	The persons whose names and addresses are set out in Part 3 of schedule 1 (together, the “Founders” and each a “Founder”);

(4)	The persons whose names and addresses are set out in Part 4 of schedule 1 (together, the “Founding Shareholders”); and

(5)	BECKLEY PSYTECH LIMITED, a company incorporated in England and Wales with company number 11496099, whose registered office is at Beckley Park, Beckley, Oxford, England, OX3 9SY (the “Company”).

RECITALS:

(A)	The Company is a company limited by shares, brief particulars of which are set out in schedule 2.

(B)	Details of the legal and beneficial ownership of the share capital of the Company are set out in schedule 3.

(C)
Pursuant to clause 23.1 of the Prior Agreement (defined below), the Prior Agreement may be deleted, varied, supplemented, restated or otherwise changed in any way at any time with the prior written consent of the Company and by Shareholders (defined below) holding at least 75% (seventy-five per cent.) of the Equity Shares (excluding Treasury Shares) (each term as defined below) held by the Shareholders (together, the “Requisite Parties”).

(D)
The Requisite Parties wish to amend and restate the Prior Agreement in its entirety on the terms of this agreement and to accept the rights created pursuant hereto in lieu of the rights granted under the Prior Agreement.

(E)	The New Investor wishes to subscribe for shares in the capital of the Company on and subject to the terms of this agreement.

(F)	All the parties hereto agree that they will comply with the terms and conditions of this agreement insofar as they relate to them.

AGREED TERMS

1.	DEFINITIONS

In this agreement, except where a different interpretation is necessary in the context, the words and expressions set out below shall have the following meanings:

“A Ordinary Shares” means A ordinary shares of £0.0001 each in the capital of the Company from time to time having the rights set out in the New Articles;

“Accounts” means unaudited annual accounts of each Group Company for the period ended on the Accounts Date in the agreed form;

“Accounts Date” means 31 December 2022;

“Act” means the Companies Act 2006;

“Affiliate” means, with respect to any Investor, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such Investor, including, without limitation, any general partner, managing member, officer or director of such Investor or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management or advisory company with, such Investor;

“Asset Sale” has the meaning given in the Articles;

“Associated Person” means in relation to a company, a person (including an employee or agent) who performs services for or on that company’s behalf;

“atai Investor Director” has the same meaning as set out in the New Articles;

“atai Investor Director Consent” means the prior written consent of one of the atai Investor Directors (if appointed);

“B Ordinary Shares” means B ordinary shares of £0.0001 each in the capital of the Company from time to time, having the rights set out in the New Articles;

“Board” means the board of directors of the Company as constituted from time to time;

“Bonus Issue” or “Reorganisation” have the meaning given to them in the New Articles;

“Budget” means a detailed operating and capital budget and cash flow forecast in respect of each Financial Year of the Company, as adopted in accordance with clause 10.3;

“Business” means the undertaking of pre-clinical and clinical research on psychedelic compounds for the purpose of developing such psychedelic compounds into licensed pharmaceutical medicines, and the development and/or commercialisation of such psychedelic compounds and/or pharmaceutical medicines, as more fully described in the Business Plan;

“Business Day” means any day other than a Saturday, Sunday or public holiday in the City of London, United Kingdom, Berlin, Germany and the United States of America;

“Business Plan” means the investor deck sent by the Company to the New Investor dated 13 December 2023;

“Claim” means any claim in respect of a breach of a Warranty;

“Completion” means completion by the parties of their respective obligations in accordance with clauses 6.1 and 6.2 (Completion);

“Completion Conditions” means the conditions set out in schedule 4;

“Completion Date” means the date upon which Completion occurs;

“CTA 2010” means the Corporation Tax Act 2010;

“Data Protection Legislation” means any applicable legislation relating to the processing of personal data or the protection of the privacy of individuals, including the GDPR, together with any applicable implementing or supplementary national legislation including the UK Data Protection Act 2018; the Privacy and Electronic Communications Directive 2002/58/EC (as amended), together with any applicable implementing or supplementary national legislation including the Privacy and Electronic Communications (EC Directive) Regulations 2003 (as amended); the Investigatory Powers Act 2016 and the Investigatory Powers (Interception by Businesses etc. for Monitoring and Record‑keeping Purposes) Regulations 2018;

“Deed of Adherence” means a deed of adherence substantially in the form set out in schedule 8;

“Deferred Payment” means $15,000,000 (fifteen million dollars);

“Deferred Payment Balance” means any and all sums held in the Deferred Payment Escrow Account from time to time;

“Deferred Payment Escrow Account” means the bank account of the Deferred Payment Escrow  Provider specified in the Deferred Payment Escrow Letter;

“Deferred Payment Escrow Letter” means the agreement to be entered into on or around the date of this agreement between (1) the Company (2) the New Investor (or an Affiliate of the New Investor) and (3) the Deferred Payment Escrow Provider;

“Deferred Payment Escrow Provider” means Citibank, N.A.;

“Deferred Payment Long Stop Date” means 1 April 2025 (or such earlier date as may be agreed between (1) the Company (2) the Founders and (3) the New Investor (in each case acting reasonably);

“Disclosed” means fairly disclosed to the New Investor in the Disclosure Letter with sufficient explanation and detail to enable the New Investor to identify the nature and scope of the matters being disclosed;

“Disclosure Letter” means the letter from the Warrantors to the New Investor executed and delivered immediately prior to the execution of this agreement, together with the documents referred to in that letter;

“Employee” means an individual who is employed by or who provides consultancy services to any Group Company;

“Encumbrance” means any mortgage, charge, security interest, lien, pledge, assignment by way of security, equity, claim, right of pre-emption, option, covenant, restriction, reservation, lease, trust, order, decree, judgment, title defect (including retention of title claim), conflicting claim of ownership or any other encumbrance of any nature whatsoever (whether or not perfected other than liens arising by operation of law);

“Equity Shares” has the same meaning as set out in the New Articles;

“Financial Year” has the meaning given in section 390 of the Act;

“GDPR” means in each case to the extent applicable to data processing activities:

(a)	Regulation (EU) 2016/679; and

(b)	UK GDPR;

“Group Companies” means the Company and each and any of its subsidiaries from time to time;

“Group Product” means any product or service designed, developed, manufactured, marketed, distributed, provided, licensed, or sold at any time by a Group Company;

“HMRC” means HM Revenue & Customs;

“IP Sale” means the disposal, transfer or granting of a licence by the Company or a Group Company of any right, title or interest in any Intellectual Property held by any Group Company (including, without limitation, intellectual property rights in respect of BPL-003 and ELE-101);

“IPO” means the admission of all or any of the Shares or securities representing those shares (including without limitation depositary interests, American depositary receipts, American depositary shares and/or other instruments) on NASDAQ or the Official List of the United Kingdom Listing Authority or the AIM Market operated by the London Stock Exchange Plc or any other recognised investment exchange (as defined in section 285 of the Financial Services and Markets Act 2000);

“Initial Subscription Amount” means $25,000,000 (twenty-five million dollars);

“Intellectual Property” means copyrights and related rights, trade marks and service marks, business and trade names, knowhow, rights in logos and get-up and trade dress, goodwill and the right to sue for passing off or unfair competition, rights in inventions, rights to use and protect the confidentiality of confidential information (including trade secrets and know-how), registered designs, design rights, patents, utility models, semi-conductor topographies, all rights of whatsoever nature in computer software and data, all rights of privacy and all intangible rights and privileges of a nature similar or allied to any of the foregoing, in every case which subsists now or in the future in any part of the world and whether or not registered; and including all granted registrations and all applications for registration, and rights to apply for and be granted, renewals and extensions of, and rights to claim priority from, any such rights;

“Investor Director Consent” means the prior written consent of one of the atai Investor Directors (if appointed) and the Series AB Investor Director (if appointed);

“Investor Directors” shall mean the atai Investor Directors (if appointed) and the Series AB Investor Director (if appointed), and “Investor Director” shall mean any one of them;

“Investors” means the New Investor, the Existing Investors and any other person to whom any of them transfer their shares and who becomes a party as an “Investor” by signing a Deed of Adherence in accordance with clause 16.1 and is named therein as an “Investor”;

“Integrated” means Integrated Investment Partners Limited Partnership;

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003;

“Key Employee” means any individual who is or was during the Period employed by or who does or did during the Period provide consultancy services to any Group Company at management grade or in a senior capacity;

“Management Accounts” means the management accounts of the Company for the period starting on the Accounts Date and ending on the Management Accounts Date, in the agreed form;

“Management Accounts Date” means 31 October 2023;

“Member of the same Fund Group” has the same meaning as set out in the New Articles;

“Member of the same Group” has the same meaning as set out in the New Articles;

“NASDAQ” means the NASDAQ Stock Market of the NASDAQ OMX Group Inc.;

“New Articles” means the new articles of association of the Company in the agreed form to be adopted on or prior to Completion as amended or superseded from time to time in accordance with clause 11and part 1 of Schedule 6;

“New Shares” means the Series C Shares subscribed by the New Investor pursuant to clause 4.1 at the Subscription Price;

“Ordinary Shares” means ordinary shares of £0.0001 each in the capital of the Company from time to time having the rights set out in the New Articles;

“Period” means the period of one (1) year immediately preceding the Termination Date;

“Permitted Transferees” has the same meaning as set out in the Articles;

“Primary Offering” has the meaning given to it in clause 12.1.1;

“Prior Agreement” means the subscription and shareholders’ agreement dated 2 July 2021 and entered into between (1) the New Investor, (2) the Existing Investors, (3) the Founders, (4) the Founding Shareholders and (5) the Company (each term as defined therein);

“Proposed Special Resolution” has the meaning given to it in clause 12.1;

“Proposed Transaction” has the meaning given to it in clause 12.1;

“Resolutions” means the resolutions in agreed form to be passed by the Company by as specified in paragraph 1 of schedule 4;

“ROFN Exercise Period” has the meaning given to it in clause 14.2;

“ROFN Notice” has the meaning given to it in clause 14.1;

“ROFN Transaction” has the meaning given to it in clause 14.1;

“ROFR Exercise Period” has the meaning given to it in clause 13.3;

“ROFR Material Terms” has the meaning given to it in clause 13.2;

“ROFR Offer” has the meaning given to it in clause 13.2;

“ROFR Offer Notice” has the meaning given to it in clause 13.2;

“ROFR Period” has the meaning given to it in clause 13.1;

“ROFR Third-Party Offer” has the meaning given to it in clause 13.2;

“ROFR Third-Party Transaction” has the meaning given to it in clause 13.1;

“Sale” means a Share Sale (as defined in the New Articles) or an Asset Sale;

“Sanctions” means any laws or regulations relating to economic or financial sanctions, export controls, trade embargoes or restrictive measures from time to time imposed, administered or enforced by a Sanctions Authority;

“Sanctions Authority” means the United Kingdom, the European Union (or any of its member states), the United States of America and the United Nations and in each case their respective governmental, judicial or regulatory institutions, agencies, departments and authorities, including the UN Security Council, HM Treasury, the UK Office of Financial Sanctions Implementation and Department of International Trade, OFAC and the United States Department of State;

“Sanctions List” means any of the lists issued or maintained by a Sanctions Authority designating or identifying individuals or entities that are subject to Sanctions, in each case as amended, supplemented or substituted from time to time, including the UK Sanctions List, Consolidated List of Financial Sanctions Targets in the United Kingdom, the Consolidated List of Persons, Groups and Entities Subject to EU Financial Sanctions, the Consolidated United Nations Security Council Sanctions List and the Specially Designated Nationals and Blocked Persons list maintained by OFAC;

“Sanctions Target” means a person or entity that is either listed on, or owned or controlled by (whether directly or indirectly) or acting on behalf of a person listed on, a Sanctions List;

“Scheme of Arrangement” has the meaning given to it in clause 12.1;

“Secondary Sale” has the meaning given in clause 5.1;

“Secondary Sale Completion Date” has the meaning given in clause 5.1;

“Secondary Sale Shares” has the meaning given in clause 5.1;

“Secondary Sale SPA” means the share purchase agreement to be entered into between the New Investor and each of the Secondary Sellers and the Company for the sale and purchase of the Secondary Sale Shares, in the agreed form;

“Secondary Sellers” has the meaning given in clause 5.1;

“Series AB Investor Consent” means the prior written consent of the Series AB Investors;

“Series AB Investor Director” has the same meaning as set out in the New Articles;

“Series AB Investors” means the holders of 50% or more of (taken together) the Series A Shares and the Series B Shares, from time to time;

“Series C Investor Majority” means the holders of at least 50% (fifty per cent.) of the Series C Shares from time to time;

“Series C Investor Majority Consent” means the prior written consent of a Series C Investor Majority;

“Series C Shares” means series C preferred shares of £0.0001 each in the capital of the Company from time to time, having the rights set out in the New Articles;

“Series D Shares” means series D preferred shares of £0.0001 each in the capital of the Company from time to time, having the rights set out in the New Articles;

“Share Option Plan(s)” means:

(a)	the share option plan(s) of the Company from time to time; and

(b)
any agreement in respect of the award of shares (including restricted shares and restricted unit awards), growth shares or hurdle shares, or share option agreements of the Company, in each case as amended from time to time;

“Shareholder” means any shareholder of the Company from time to time who is a party to this agreement (but excludes the Company holding Shares as Treasury Shares from time to time);

“Shares” means the Ordinary Shares, the A Ordinary Shares, the B Ordinary Shares, the Series C Shares and the Series D Shares, from time to time;

“Special Investor Majority” means a Series C Investor Majority and the holders of at least 50% (fifty per cent.) of the Equity Shares held by the Series AB Investors from time to time;

“Special Investor Majority Consent” means the prior written consent of a Special Investor Majority;

“Subscription Price” means a price equal to US$1.66 per Series C Share;

“Successor Entity” means an entity which, shortly before an IPO of such entity, shall have acquired all of the shares or the assets of the Company and the ownership of which, following such acquisition, is substantially the same as that of the Company immediately prior to such acquisition (disregarding any new investors or selling Shareholders as a result of such IPO or any related fundraising);

“Support Obligations” has the meaning given to it in clause 12.1;

“Support Obligations Threshold Valuation” has the meaning given to it in clause 12.1;

“Survival Provisions” means clauses 1 (Definitions) (in so far as they are used in the clauses and schedules referred to in this definition), 2 (Interpretation), 7 (Warranties) and Schedule 5 (Warranties), 19 (Confidentiality), 20 (Announcements), 24 (Cumulative Remedies), 25 (Waiver), 26 (Entire agreement), and 29 (No partnership) to 37 (Jurisdiction);

“Taxation” means all forms of taxation, duties, rates, levies, contributions, withholdings, deductions, liabilities to account, charges and imposts whether imposed in the United Kingdom or elsewhere in the world;

“Taxing Authority” means HMRC and any other governmental, state, federal, provincial, local governmental or municipal authority, body or official whether of the United Kingdom or elsewhere in the world, which is competent to impose or collect Taxation;

“TBF” means The Beckley Foundation, Beckley Park, Oxford, OX3 9SY, United Kingdom;

“Termination Date” means the date upon which the Founder concerned ceases to be a director or employee of or a consultant to, the Company whichever is the latest;

“Territory” means the United Kingdom, the United States and any other territory where any Group Company carries on its business or where it is anticipated that any Group Company will carry on its business in each case as at the Termination Date;

“Total Subscription Amount” means the sum contained in column 2 of the table in clause 4.1;

“Treasury Shares” means shares in the capital of the Company held by the Company as treasury shares within the meaning set out in section 724(5) of the Act;

“Use of Proceeds” means the use of proceeds for the Total Subscription Amount as set out in Schedule 9;

“VAT” means value added tax chargeable under the VATA or under any legislation replacing it;

“Warrant Instrument” means the equity warrant instrument between the Company and the New Investor, in the agreed form;

“Warranties” means the warranties given pursuant to clause 7 (references to a particular representation or warranty being to a statement set out in schedule 5); and

“Warrantors” means the Company and each of the Founders.

2.	INTERPRETATION

2.1	The clause and paragraph headings and the table of contents used in this agreement are inserted for ease of reference only and shall not affect construction.

2.2	References to persons shall include bodies corporate, unincorporated associations and partnerships, in each case whether or not having a separate legal personality.

2.3	Reference to a party or parties is to a party or parties of the agreement.

2.4	References to documents “in the agreed form” are to documents in terms agreed on behalf of the Company and by the New Investor (or on behalf of the New Investor) in writing.

2.5
References to any English statute or other legislation or legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than England, be deemed to include a reference to that which most nearly approximates to the English legal term in that jurisdiction.

2.6	References to those of the parties that are individuals include their respective legal personal representatives.

2.7	References to “writing” or “written” includes any non-transitory form of visible reproduction of words.

2.8
References to the word “include” or “including” (or any similar term) are not to be construed as implying any limitation and general words introduced by the word “other” (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters or things.

2.9	Reference to “issued Shares” of any class or Shares of any class “in issue” shall exclude any Shares of that class held as Treasury Shares from time to time, unless stated otherwise.

2.10	Reference to the “holders” of a class of Shares shall exclude the Company holding Shares of that class as Treasury Shares from time to time, unless stated otherwise.

2.11
Except where the context specifically requires otherwise, words importing one gender shall be treated as importing any gender, words importing individuals shall be treated as importing corporations and vice versa, words importing the singular shall be treated as importing the plural and vice versa, and words importing the whole shall be treated as including a reference to any part thereof.

2.12
References to statutory provisions, enactments or EC Directives shall include references to any amendment, modification, extension, consolidation, replacement or re-enactment of any such provision, enactment or EC Directive (whether before or after the date of this agreement), to any previous enactment which has been replaced or amended and to any regulation, instrument or order or other subordinate legislation made under such provision, enactment or EC Directive unless any such change imposes upon any party any liabilities or obligations which are more onerous than as at the date of this agreement.

2.13	Section 1122 of the CTA 2010 shall apply to determine whether one person is connected with another for the purposes of this agreement.

2.14
References in clause 1 (Definitions) (in so far as they are used in the clauses and schedules referred to in this clause), clauses 7 (Warranties), 9 (The Board and the Investor Directors), 10 (Information Rights), 11 (Investor Consents), 12 (Business Undertakings), 18 (Founder Covenants), 19 (Confidentiality), 39 (Nature of New Investor’s business) schedule 5 (Warranties), Schedule 6 (Matters requiring Series C Investor Majority Consent) and schedule 7 (Undertakings) to the Company and the Board shall include, where appropriate in the context, each of the subsidiaries of the Company and any Successor Entity and the directors for the time being of those subsidiaries and any Successor Entity respectively.

2.15
In respect of any actions or matters requiring or seeking the acceptance, approval, agreement, consent or words having similar effect of an Investor Director under this agreement, if at any time such Investor Director that is capable of being appointed pursuant to Article 28 (Appointment of Directors) of the New Articles, but has not been appointed or an Investor Director declares in writing to the Board that they consider that providing such consent gives rise or may give rise to a conflict of interest to their duties as a Director, such action or matter shall:

2.15.1	in the case of a Series AB Investor Director, require Series AB Investor Consent; and

2.15.2	in the case of an atai Investor Director, require the prior written consent of the New Investor.

3.	AMENDMENT, RESTATEMENT AND EXECUTION

3.1
This agreement shall be dated and be duly executed and delivered when it has been executed and delivered by the Requisite Parties and the New Investor, notwithstanding that this agreement may not then have been executed by each person specified as a signatory hereto.

3.2
With effect from the date this agreement is signed by the Requisite Parties and the New Investor, and in consideration of the obligations of the parties to each other under this agreement, in accordance with clause 23.1 of the Prior Agreement, each of the Requisite Parties agrees that this agreement amends, restates and replaces the Prior Agreement in its entirety on the terms set out in this agreement and each of the Requisite Parties accepts the rights created pursuant hereto in lieu of, and to the exclusion of, the rights granted to them under the Prior Agreement. Each of the parties to the Prior Agreement shall stand released and discharged from all obligations arising under or resulting from the Prior Agreement and none of the parties to the Prior Agreement shall be entitled to exercise (and each such party waives) any rights to make any claim against any of the others under or in relation to the Prior Agreement or its amendment, restatement and replacement, providing that nothing in this clause shall release any party from liability for any antecedent breach of the Prior Agreement. Pursuant to the variation of the Prior Agreement under this clause, the provisions of this agreement are binding on each of the parties to the Prior Agreement in substitution for the terms of the Prior Agreement and shall be enforceable against him, her or it, in accordance with its terms notwithstanding that one or more of the parties to the Prior Agreement may not have executed this agreement.

3.3
Each of the Founders, the Existing Investors, the Founding Shareholders, and the Company agrees that clauses 6 (Warranties), 7 (Limitations on Warranty Claims) and 15 (Confidentiality) and Schedule 5 (Warranties) of the Prior Agreement shall continue in full force and effect.

3.4	If the circumstances contemplated by clause 3.1 apply and without prejudice to clauses 3.1, 3.2 and 3.3:

3.4.1
each such party that has then executed and delivered this agreement hereby agrees and acknowledges that the provisions of this agreement shall be valid and binding upon him, her or it and enforceable against him, her or it, in accordance with its terms; and

3.4.2
the Company agrees to use its reasonable endeavours to procure that all those persons who have not executed this agreement enter into a Deed of Adherence or such other agreement acknowledging the amendment and restatement of this agreement (agreeable to the Company) as soon as reasonably practicable (and, in any event, within 30 Business Days (or such other period of time as may be agreed between the Company and the New Investor, acting reasonably)) after the date of this agreement.

4.	SUBSCRIPTIONS

4.1
Subject to the provisions of clauses 6.1 and 6.2, the New Investor applies for the allotment and issue to the New Investor at Completion of the following shares as set out in the table below and the Company accepts such applications:

No. of Series C Shares	Total Subscription Amount (US$)
24,096,385	$39,999,999.10

4.2
Each of the Founders, the Founding Shareholders and the Existing Investors agrees to vote in favour of the Resolutions and hereby irrevocably waives (or confirms that it has procured the waiver of) all and any pre-emption rights he or his nominees may have pursuant to the Company’s articles of association or otherwise so as to enable the issue of any shares in the capital of the Company contemplated by this agreement to proceed free of any such pre-emption rights.

5.	SECONDARY SALE

5.1
Subject to the events in clause 6.2 occurring, the parties hereby agree that, within 10 Business Days of Completion, a secondary sale transaction or transactions (the “Secondary Sale”) shall occur where, pursuant to the Secondary Sale SPA, the New Investor shall acquire a total of 11,153,246 Equity Shares at a price of US $0.8966 per share for an aggregate consideration of US $10,000,000.40 (the “Secondary Sale Shares”) from certain Shareholders (the “Secondary Sellers”) (such date, the “Secondary Sale Completion Date”).

5.2
If on the Secondary Sale Completion Date there are not sufficient offers to the New Investor from amongst the Shareholders to acquire all of the Secondary Sale Shares (such shortfall of Equity Shares, the “Secondary Sale Shortfall”), the Founding Shareholders shall sell, on the Secondary Sale Completion Date, pursuant to the Secondary Sale SPA, from their Ordinary Shares a number of Ordinary Shares equal to the Secondary Sale Shortfall (in such other proportions as the Founding Shareholders may agree and if no agreement is a reached, each Founding Shareholder shall sell, pursuant to the Secondary Sale SPA, such number of Ordinary Shares in proportion with their holding of Ordinary Shares).

5.3
The Company shall: (i) procure that, immediately prior to, and conditional upon, completion of the Secondary Sale, all of the Secondary Sale Shares are re-designated into Series C Shares; and (ii) pass any directors’ resolutions at a duly convened Board meeting required to effect the Secondary Sale and such re-designation; and (iii) procure that each Secondary Seller who is an employee of a Group Company shall deliver to the Company a deed of indemnity in the agreed form in favour of the relevant Group Company in respect of any income tax or National insurance contributions (or their equivalent in any other jurisdiction) for which a Group Company is liable to account as a result of or in connection with: (x) the acquisition, holding or disposal by the Secondary Seller of the Secondary Sale Shares; (y) any other taxable event with respect to the Secondary Sale Shares occurring whilst they are held by the Secondary Seller, on or before the Secondary Sale Completion Date; and (z) failure or delay of the Secondary Seller in reimbursing any amount in connection with any of the circumstances described in the foregoing limbs (x) or (y).

6.	COMPLETION

6.1
Subject to the Completion Conditions having been satisfied in full or waived by the New Investor on or prior to Completion, Completion shall take place on the Completion Date once the events set out in clause 6.2 have occurred.

6.2	At Completion the following events shall occur:

6.2.1	the New Investor (or an Affiliate of the New Investor) shall pay the Initial Subscription Amount by electronic funds transfer to the bank account of the Company as set out below:

Account name:	Beckley Psytech Limited
Bank:	[***]
Account number:	[***]
Sort code:	[***]
IBAN:	[***]
Swift Code:	[***]
Currency:	US$;

and payment made in with accordance with this clause 6.2.1 shall constitute a good discharge for the New Investor of the New Investor’s obligations under this clause 6.2;

6.2.2	the New Investor shall deliver to the Company the Deferred Payment Escrow Letter duly executed by the New Investor (or an Affiliate of the New Investor) and the Deferred Payment Escrow Provider;

6.2.3	a meeting of the Board shall be held at which the Company shall:

(a)
subject to receipt of the Initial Subscription Amount from the New Investor, issue the New Shares (with the nominal value of all New Shares credited as paid up and the remaining balance of the Initial Subscription Price less the aggregate sum of such nominal value to be applied to crediting as fully-paid such number of New Shares as corresponds with the value of such balance (based upon the Subscription Price)) to the New Investor and enter the New Investor’s name in the register of members in respect thereof;

(b)	execute and deliver to the New Investor new share certificates in respect of the New Investor’s New Shares; and

(c)	pass any such other resolutions as may be required to carry out the obligations of the Company under this agreement; and

6.2.4	the Company shall deliver to the New Investor the items set out in schedule 4.

6.3
On or prior to 29 December 2023 (or such later date as agreed between the Company and the New Investor), the New Investor (or an Affiliate of the New Investor) shall pay the Deferred Payment by electronic funds transfer to the Deferred Payment Escrow Account and payment made in accordance with this clause 6.3 shall constitute a good discharge for the New Investor of the New Investor’s obligations under this clause 6.3.

Deferred Payment

6.4	Subject to the terms of the Deferred Payment Escrow Letter:

6.4.1
at any time prior to the Deferred Payment Long Stop Date, the Company may (upon a determination by the Board that such funds are reasonably required in accordance with the Budget), at its sole discretion, draw down (in whole or in separate instalments) up to an aggregate of $5,000,000 (five million dollars) (or up to such higher amount as agreed to by the New Investor in writing) from the Deferred Payment Escrow Account (and the Company shall credit as fully-paid such corresponding number of New Shares as corresponds with the value of such draw-down (based upon the Subscription Price)) by giving instructions to the Deferred Payment Escrow Provider to make such payment; and

6.4.2	on the Deferred Payment Long Stop Date, the Company shall

(a)
instruct the Deferred Payment Escrow Provider to pay the Company the Deferred Payment Balance by electronic funds transfer to the bank account of the Company (as specified in the Deferred Payment Escrow Letter); and

(b)	credit as fully-paid the remaining number of New Shares.

6.5	The New Investor undertakes to the Company (and shall repeat such undertaking each day between the Completion Date and the date on which the Deferred Payment Balance is paid to the Company) that:

6.5.1	no Encumbrance in favour of any party exists over the Deferred Payment Escrow Account;

6.5.2	no notice of charge has been served or given in relation to the Deferred Payment Escrow Account;

6.5.3
no agreement on terms not seen by the Company has been entered into between the New Investor (or any Affiliate of the New Investor) in relation to the operation, control, management or organisation of the Deferred Payment Escrow Account; and

6.5.4	the New Investor (or any Affiliate of the New Investor) is not obliged to act on the instruction of any third party in relation to the operation of the Deferred Payment Escrow Account.

6.6
In the event that, prior to the Deferred Long Stop Date or at any time where a Deferred Payment Balance remains outstanding, the Deferred Payment Escrow Provider gives notice of termination of the Deferred Payment Escrow Letter then the New Investor (or any Affiliate of the New Investor) shall procure a replacement Deferred Payment Escrow  Provider be appointed as soon as practicable thereafter.  The New Investor and the Company shall use best endeavours to agree the basis on which a replacement Deferred Payment Escrow  Provider will be appointed and hold the Deferred Payment Escrow.

6.7
The New Investor agrees that the Deferred Payment Balance shall be paid free and clear of all deductions or withholdings whatsoever (including, for the avoidance of doubt, in respect of any Claims), save only as provided in this Agreement and as required by applicable law.

6.8
The New Investor (or any Affiliate of the New Investor) agrees that it will not seek any injunction or restraining notice against the Company in connection with the Deferred Payment Escrow Account other than as may, in the New Investor’s reasonable opinion, be required due to a breach by the Company of its obligations under this agreement or the New Articles (save in respect of any Claims).

7.	WARRANTIES AND INDEMNITY

7.1
The Warrantors jointly and severally warrant to the New Investor that each and every Warranty set out in schedule 5 is true, accurate and not misleading as at the date of this agreement, subject to the matters Disclosed.

7.2	Each Warranty is a separate and independent warranty and, save as otherwise expressly provided, no Warranty shall be limited by reference to any other Warranty or by the other terms of this agreement.

7.3
Any investigation made by or on behalf of the New Investor into the affairs of the Company shall not affect the rights and remedies of the New Investor in respect for any breach of any of the Warranties.

7.4
No information relating to the Company of which the New Investor has knowledge (actual, constructive or imputed) shall prejudice any Claim which the New Investor shall be entitled to bring or shall operate to reduce any amount recoverable by the New Investor under this agreement.

7.5
Where any Warranty is qualified by the expression “so far as the Warrantors are aware” or words having similar effect, such Warranty shall be deemed to include a statement that such awareness means the actual knowledge of each Founder, Tim Mason, Rob Conley and Joe Hamer.

7.6
Any sum payable by the Warrantors to the New Investor pursuant to this agreement shall be paid free and clear of any set-off, deduction or withholding, save only as may be required by any applicable law.

7.7
The Company shall indemnify the New Investor in respect of any income tax, primary Class 1 (employees’) National Insurance contributions (“NICs”) and, so far as lawfully possible, secondary Class 1 (employer’s) NICs (or their equivalent outside the United Kingdom) arising in the United Kingdom or elsewhere as a result of any Secondary Sale where the seller in question is an Employee of the Company and for which the Company must account to HM Revenue & Customs or any other tax authority.

8.	LIMITATIONS ON WARRANTY CLAIMS

8.1	The limitations set out in this clause 8 shall not apply to any Claim which is:

8.1.1	the consequence of fraud, dishonesty, wilful concealment or wilful misrepresentation by or on behalf of the Warrantors; or

8.1.2	which is a claim for a breach of paragraphs 1.1, 1.2 or 1.3 of schedule 5.

8.2
No Claim may be made against the Warrantors unless written notice of such Claim is served on the Warrantors giving reasonable details of the Claim by no later than the date which is two years after the Warranties were given.

8.3	The aggregate liability of the Warrantors in respect of all and any Claims shall be limited to:

8.3.1	in the case of the Company, US$50,000,000; and

8.3.2	in the case of each of the Founders, US$150,000.

9.	THE BOARD AND THE INVESTOR DIRECTORS

9.1
The appointment, removal and conduct of Directors shall be regulated in accordance with Article 27 (Appointment of Directors) of the New Articles and no Shareholder shall exercise any rights to appoint or remove any Directors except in accordance with Article 28 (Appointment of Directors) of the New Articles.

9.2	The Company shall send to the Investor Directors (in electronic form if so required):

9.2.1
reasonable advance notice of each meeting of the Board (being not fewer than five Business Days) and each committee of the Board, such notice to be accompanied by a written agenda specifying the business to be discussed at such meeting together with all relevant papers; and

9.2.2	as soon as practicable after each meeting of the Board (or committee of the Board) a copy of the minutes.

9.3
The Company will reimburse the Investor Directors and any observer appointed by an Investor with the reasonable costs and out of pocket expenses incurred by them in respect of attending meetings of the Company or carrying out authorised business on behalf of the Company in accordance with the Company’s expenses policy from time to time.

9.4
The Investor Directors shall be under no obligation to disclose any information or opportunities to the Company except to the extent that the information or opportunity was passed to such Investor Director expressly in such Investor Director’s capacity as a Director.

9.5
Each party shall procure that the appointment, removal and conduct of directors of each Group Company other than the Company shall be regulated in accordance with clauses 9.1 to 9.3 and Article 28 (Appointment of Directors) of the New Articles mutatis mutandis and as if each reference to the Company (but excluding references to shareholdings in the Company) or a director or board observer of the Company is a reference to such Group Company and a director or board observer of such Group Company, respectively.

9.6
An Investor (or, if applicable, a group or class of Investors) who have appointed an Investor Director and/or an observer shall procure that such Investor Director and/or observer shall comply with clause 19 (Confidentiality) save that such Investor Director and/or observer shall be at liberty from time to time to make full disclosure to their appointing Investor(s) of any information relating to the Company.

10.	INFORMATION RIGHTS

10.1
The Company shall for each month prepare management accounts (in a form approved by the New Investor and which reasonably reflect the financial affairs of the Company for that period) with comparisons to budgets and containing trading and profit and loss accounts, balance sheets, cash flow statements and forecasts and shall deliver them to the New Investor and Integrated within 21 days after the end of each month. The first management accounts shall be delivered to the New Investor and Integrated within 21 days after the end of the first month in which Completion takes place.

10.2
The audited accounts of the Company (in a form approved by the New Investor) in respect of each accounting period together with the relevant audit and management letters and all correspondence between the Company and the auditors of the Company concerning the accounts, shall be completed and approved by the Board and delivered to the New Investor and Integrated within the period of 90 days after the end of the accounting period to which such audited accounts relate.

10.3	The Company shall prepare a Budget and deliver it to the New Investor and Integrated at least 14 days prior to the end of the Company’s preceding Financial Year.

10.4	The Company shall send to the New Investor and Integrated as soon as practicable prior to each meeting of the Board (or committee of the Board) a copy of the agenda for such meeting.

10.5
The Company shall send to the New Investor and Integrated as soon as practicable after each meeting of the Board (or committee of the Board) a copy of the minutes together with all relevant Board papers.

10.6
The Company shall provide the New Investor and Integrated promptly with such other information concerning the Company and its business as the New Investor and Integrated may reasonably require from time to time (and in respect of any such information to be provided to the New Investor, including but not limited to, any information that the New Investor requests in connection with its compliance and/or statutory, public or other reporting obligations and/or requirements.

10.7
The Company shall keep the New Investor and Integrated reasonably informed in a timely manner of all material developments concerning the affairs, business and prospects of the Group Companies and shall provide an update on the status of any annual business plan every three months.

10.8
The Company shall provide the New Investor with reasonable prior written notice (being not less than five Business Days, unless otherwise agreed by the New Investor), and the opportunity to consult on the content, of: (i) any public information or press releases it intends to release or make; and (ii) any investor decks or presentations (or other similar materials) it intends to provide to the Shareholders or any third parties, and in each case, the Company shall provide the New Investor with the drafts and final copies of any such materials.

10.9
Each of the Company and the Founders shall promptly provide the New Investor and Integrated with full details of any offer or proposed offer from any person wishing to enter into any Sale or purchase any of the Company’s assets or share capital or loan capital which may from time to time be brought to its or their attention.

10.10
The New Investor shall have the right (upon reasonable notice to the Company) to visit and inspect any property of the Company and examine the books and records of the Company,  provided that the purpose of such visit and inspection is bona fide.

10.11
The Founders shall procure, so far as it lies within their respective power to do so, that the Company shall provide each of the information referred to in clauses 10.1 to 10.10 above in accordance with the terms of this clause 10.

10.12
If the Company and/or the Founders do not comply with their obligations in this clause 10, the New Investor and/or Integrated may nominate a firm of accountants at the Company’s expense and such firm of accountants may attend any Group Company’s premises to examine the books and accounts of any Group Company and to discuss the affairs, finances and accounts of any Group Company with its directors, officers and senior employees.

10.13	Each Founder (for so long as he is employed) and the Company undertakes to the Investors to co-operate with any accountants nominated by the Series C Investor Majority pursuant to Clause 10.12.

11.	INVESTOR CONSENTS

11.1	Each of the Shareholders shall exercise all voting rights and powers of control available to him in relation to the Company to procure that:

11.1.1	save with Special Investor Majority Consent, the Company shall not effect any of the matters referred to in Part 1 of Schedule 6;

11.1.2	save with Series C Investor Majority Consent, the Company shall not effect any of the matters referred to in Part 2 of Schedule 6;

11.1.3	save with Investor Director Consent, the Company shall not effect any of the matters referred to in Part 3 of Schedule 6; and

11.1.4	save with atai Investor Director Consent, the Company shall not effect any of the matters referred to in part 4 of Schedule 6.

11.2	As a separate obligation, severable from the obligations in clause 11.1, the Company agrees that:

11.2.1	save with Special Investor Majority Consent, the Company shall not effect any of the matters referred to in Part 1 of Schedule 6;

11.2.2	save with Series C Investor Majority Consent, the Company shall not effect any of the matters referred to in Part 2 of Schedule 6;

11.2.3	save with Investor Director Consent, the Company shall not effect any of the matters referred to in Part 3 of Schedule 6; and

11.2.4	save with atai Investor Director Consent, the Company shall not effect any of the matters referred to in part 4 of Schedule 6.

11.3
Any Investor Director or such other person as is nominated by the New Investor or the Series AB Investors (as applicable) in writing to the Board shall be authorised to communicate in writing the consent of the New Investor or the Series AB Investors (as applicable) to any of the matters referred to in Schedule 6.

12.	THE NEW INVESTOR’S SUPPORT OBLIGATIONS

12.1
Notwithstanding any other provision this agreement, if (a) the Company’s Board has voted (in accordance with Article 30.6 of the New Articles) in favour of circulating to the eligible members of the shareholders’ resolution to amend the Company’s articles of association and (b) the holders of at least 75% (seventy-five per cent.) of the Equity Shares (excluding all Equity Shares held by the New Investor) have each voted in favour of such a shareholders’ resolution to amend the Company’s articles of association in order to effect:

12.1.1	a primary offering of Equity Shares or other securities in the capital of the Company (a “Primary Offering”);

12.1.2	an IPO; or

12.1.3	a scheme of arrangement between the Company and its creditors and/or its members (or a class of its creditors or members) pursuant to Part 26 of the Act (“Scheme of Arrangement”),

(such resolution, a “Proposed Special Resolution”, and any such transaction listed in clauses 12.1.1 to 12.1.3, a “Proposed Transaction”),

the New Investor shall undertake to exercise all voting rights in relation to its Equity Shares in favour of such Proposed Transaction (including, where applicable, in favour of the use of Article 22 (Drag-Along) of the New Articles in respect of such Proposed Transaction) and such Proposed Special Resolution (the “Support Obligations”), provided that:

(i)	such Proposed Special Resolution is necessary to effect such Proposed Transaction;

(ii)
the valuation of the Series C Shares held by the New Investor immediately following the completion of the Secondary Sale (subject to appropriate adjustment following any Bonus Issue or Reorganisation)  for the purposes of such Proposed Transaction is not less than US$75,000,000 (the “Support Obligations Threshold Valuation”);

(iii)
net proceeds of any IPO or Scheme of Arrangement to the New Investor in respect of the Series C Shares held by the New Investor immediately following the completion of the Secondary Sale (subject to appropriate adjustment following any Bonus Issue or Reorganisation) are not less than US$75,000,000; and

(iv)	in respect of any Primary Offering:

(a)
the New Investor’s board appointment rights shall remain as per Article 28 (Appointment of Directors) of the New Articles in the form adopted on Completion for a period of at least 12 months from the date of completion of such Primary Offering; and

(b)	on or prior to the fifth anniversary of the date of this Agreement, the Company and the New Investor shall negotiate in good faith an increase to the Support Obligations Threshold Valuation.

12.2	If and to the extent that any Proposed Special Resolution:

12.2.1	is subject to any contractual consent right of the New Investor contained in this agreement or the New Articles; and/or

12.2.2	eliminates any named rights in respect of the New Investor within in this agreement or the New Articles; and/or

12.2.3	imposes any obligation specifically upon the New Investor outside of the obligations contained in this agreement or the New Articles;

such Proposed Special Resolution shall not be effected without obtaining the New Investor’s written consent.

12.3
If the New Investor fails to comply with the Support Obligations the New Investor shall as soon as practicable (and in any event within 5 Business Days of such failure) grant, by written notice to the Company (the date of such notice being the “SO Breach Notice Date”), an option (the “SO Breach Option”) to redeem all of the Equity Shares then-held by the New Investor (the “New Investor Shares”) for a price per New Investor Share equal to  US$1.66 (the “SO Breach Option Price”).

12.4	The SO Breach Option shall be exercisable by the Company upon written notice by the Company to the New Investor on or before the date falling 90 Business Days from the SO Breach Notice Date.

12.5
If the New Investor receives a notice from the Company given in accordance with clause 12.4, then a legally binding and unconditional agreement for the sale of the New Investor Shares by the New Investor and their purchase by the Company shall immediately arise. Under the terms of that agreement, the New Investor shall sell the New Investor Shares to the Company for the SO Breach Option Price, free from any rights, interests and encumbrances of any third party and otherwise with full title guarantee, together with the right to receive dividends to be paid in respect of the New Investor Shares on or after the SO Breach Notice Date and all other rights attaching to the New Investor Shares on or after the SO Breach Notice Date.

 Completion

12.6
Completion of the sale and purchase of the New Investor Shares (the “SO Breach Option Completion”) shall take place at 12.30 p.m. at the offices of the Company on the fifth Business Day after the date when the SO Breach Option is exercised (or such other time and/or place as agreed between the Company and the New Investor), at which point the following shall occur:

12.6.1
subject to the Company complying with its undertaking in Clause 12.6.3, the New Investor shall deliver to the Company stock transfer forms in respect of the New Investor Shares, duly executed by the New Investor in favour of the Company, together with the share certificate in respect of the New Investor Shares;

12.6.2
subject to the Company complying with its undertaking in Clause 12.6.3, the New Investor shall account to the Company for all distributions and other benefits received in respect of the New Investor Shares between the SO Breach Notice Date and the date of SO Breach Option Completion if and to the extent that the record dates in respect of those distributions and benefits fall on or after the SO Breach Notice Date; and

12.6.3
the Company shall pay the aggregate SO Breach Option Price in relation to the New Investor Shares in cleared funds to the New Investor by telegraphic transfer to any bank account nominated by the New Investor for the purpose at least three Business Days before the date of SO Breach Option Completion.

12.7
If either the Company or the New Investor (referred to below as the “first party”) does not, or would be unable to, fulfil all of its obligations under clause 12.6 on or prior to the date when completion of the sale and purchase of the New Investor Shares is due to take place under that clause, the other of them (referred to below as the “other party”) may by notice to the first party:

12.7.1	elect to terminate the agreement referred to in clause 12.5;

12.7.2	postpone SO Breach Option Completion by up to 10 Business Days; or

elect to proceed to SO Breach Option Completion, in which case the first party shall be obliged to fulfil those of its obligations under clause 12.6 as it is then able to, or, if the New Investor does not or is unable to fulfil all of its obligations under clause 12.6 on the date when completion of the sale and purchase of the New Investor Shares is due to take place under that clause, the Company may by notice to the New Investor elect to proceed to SO Breach Option Completion on the basis set out in clause 12.6.

12.8
If SO Breach Option Completion is postponed on any occasion under clause 12.7.2, clause 12.7 shall apply with respect to each occasion to which it is so postponed. The other party’s rights under this clause shall be without prejudice and in addition to all other rights which it may have as a result of the first party’s failure or inability to comply with its obligations under clause 12.6.

13.	THE NEW INVESTOR’S RIGHT OF FIRST REFUSAL IN RESPECT OF AN ASSET SALE OR IP SALE

13.1
During the period commencing from the date of this agreement until the later of: (i) [***] following such date; and (ii) [***] (the “ROFR Period”), the Company shall not, and shall procure that no Group Company shall, enter into any agreement to consummate an Asset Sale or an IP Sale with any person, other than with the New Investor or a Group Company except in compliance with the terms and conditions of this clause 13.

13.2
If, at any time during the ROFR Period, the Company receives a bona fide written offer in respect of a potential Asset Sale or a potential IP Sale (a “ROFR Third-Party Transaction”) that the Company desires to accept (each, a “ROFR Third-Party Offer”), the Company shall, within [***] Business Days following receipt of the ROFR Third-Party Offer, notify the New Investor in writing (the “ROFR Offer Notice”) of the identity of all proposed parties to such ROFR Third-Party Transaction and the material financial and other terms and conditions of such ROFR Third-Party Offer (the “ROFR Material Terms”). Each ROFR Offer Notice constitutes an offer made by the Company to enter into an agreement with the New Investor on the same ROFR Material Terms of such ROFR Third-Party Offer (the “ROFR Offer”).

13.3
At any time prior to the expiration of the [***] Business Day period following the New Investor’s receipt of the ROFR Offer Notice (the “ROFR Exercise Period”), the New Investor may accept the ROFR Offer by delivery to the Company of a binding written notice of acceptance containing the ROFR Material Terms, executed by New Investor.

13.4
If, by the expiration of the ROFR Exercise Period, the New Investor has not accepted the ROFR Offer, and provided that the Company has complied with all of the provisions of this clause 13, at any time following the expiration of the ROFR Exercise Period, the Company may consummate the ROFR Third-Party Transaction with the counterparty identified in the applicable ROFR Offer Notice on price and conditions which are the same or no more favourable terms as the ROFR Material Terms set forth in the ROFR Offer Notice. If such ROFR Third-Party Transaction is not consummated within a [***] period following the expiration of the ROFR Exercise Period, the terms and conditions of this clause 13 will again apply and the Company shall not enter into any ROFR Third-Party Transaction during the ROFR Period without affording the New Investor the right of first refusal on the terms and conditions of this clause 13.

14.	THE NEW INVESTOR’S RIGHT OF FIRST NEGOTIATION IN RESPECT OF A SALE OR IP SALE

14.1
The New Investor may at any time send to the Company a written notice (the “ROFN Notice”) that the New Investor wishes to consummate a Sale or an IP Sale, pursuant to which the New Investor (and/or such party as the New Investor may direct) is the purchaser(s), (the “ROFN Transaction”), following receipt of which neither the Company nor any other Shareholder shall enter into any agreement to consummate a Sale or an IP Sale with any person other than the New Investor (and/or such party as the New Investor may direct) except in compliance with the terms and conditions of this clause 14.

14.2
During the period of [***] Business Days from delivery by the New Investor of a ROFN Notice (the “ROFN Exercise Period”), the Company and/or the other Shareholders (as applicable) shall engage in exclusive good faith negotiations with the New Investor to reach agreement on the terms and conditions of the ROFN Transaction.

14.3
If the parties, acting in good faith, are not able to reach an agreement on the ROFN Transaction within the ROFN Exercise Period, the New Investor may direct the Company to engage a mutually agreed upon international accounting firm to act as an independent expert third party valuer (the “Independent Expert”) to determine the fair market value of the Shares or assets proposed to be purchased in the ROFN Transaction. The Independent Expert shall have a period of [***] Business Days following its engagement to prepare a valuation, and the parties shall have a further [***] Business Day period to review and challenge the valuation once provided. The New Investor and the Shareholders shall endeavour to conclude a transaction within the period of 30 Business Days (the “ROFN Transaction Period”) from expiration of the review and challenge period to effect the ROFN Transaction at the price determined by the Independent Expert but neither the New Investor nor the Shareholders shall be required to do so. Where the ROFN Transaction does not complete within the ROFN Transaction Period, the Company and any Shareholder shall, subject to and in accordance with the Articles and clause 14.4, be entitled to enter into any agreement to consummate a Sale with any person, save that for the twelve month period immediately following the ROFN Transaction Period, the value of such Sale shall not be at a price equal to or lower than that determined by the Independent Expert pursuant to this clause 14.3.

14.4
If, following compliance with clauses 14.2 and 14.3, the parties have not determined a price for the ROFN Transaction, and the Company and/or any other Shareholder receives a bona fide written offer from any person other than the New Investor in respect of a Sale or an IP Sale (a “ROFN Third-Party Transaction”), the Company and/or the other Shareholder(s) (as applicable) shall follow the process outlined in Article 16 (Change of Control: Pre-emption Rights) of the New Articles (in respect of a Share Sale) or clause 13 (in respect of an Asset Sale or an IP Sale).

15.	UNDERTAKINGS

15.1	The Founders will promote the best interests of the Company for the benefit of its Shareholders as a whole and ensure that the Business is conducted in accordance with good business practice.

15.2	The Company shall apply the proceeds of the subscription by the New Investor for the New Shares in the furtherance of the Business in accordance with the Use of Proceeds.

15.3
The Founders and the Company severally undertake (as a separate covenant by each of them) to the Investors to procure, so far as it lies within their respective power to do so, that the Founders and the Company will comply with the undertakings set out in schedule 7.

15.4
Each party shall comply with (and, in the case of the Company, shall procure that each Group Company shall comply with) such party’s respective obligations under Data Protection Legislation to the extent that such party processes any personal data (including personal data relating to any directors, shareholders or investors) in connection with the performance of such party’s obligations under this Agreement.

15.5
Each Shareholder hereby acknowledges that such Shareholder is bound by the Articles, and irrevocably and unconditionally undertakes to each other party to take any action as required by the provisions of Article 22 (Drag-Along) and, in the case of the Founders, Article 14.5 (Transfer of Shares – General) of the New Articles.

16.	FURTHER ISSUE AND TRANSFER OF SHARES

16.1
The Company shall not sell or permit the transfer of any Shares held as Treasury Shares, or issue of any new Shares (of any class), otherwise in accordance with the terms of this agreement, and to any person who is not a party to this agreement without first obtaining from the transferee or subscriber a Deed of Adherence unless otherwise approved by the Board.

16.2
The Deed of Adherence shall be in favour of the Company, the Investors and any other parties to this agreement and shall be delivered to the Company at its registered office and to the Investors. Subject to clause 16.1, no share transfer or issue of shares shall be registered unless such Deed of Adherence has been delivered.

16.3
Each of the Shareholders (other than the New Investor) undertakes to all other Shareholders that it shall not, and shall not agree to, transfer, mortgage, charge or otherwise dispose of the whole or any part of their interest in, or grant any option or other rights over, any shares in the capital of the Company to any person except where permitted by or required so to do pursuant to the New Articles or the terms of this agreement.

17.	REGISTRATION RIGHTS

17.1
On an initial public offering of the Company’s shares on a US stock exchange (including NASDAQ Stock Market of the NASDAQ OMX Group Inc.), the Investors shall be entitled to registration rights which shall include:

17.1.1	two demand registration rights commencing six months after the Company’s initial public offering;

17.1.2	unlimited shelf and piggy back registrations on all registrations by the Company for its own account;

17.1.3	registration rights that entitle each Investor to demand that the Company register the Shares held by such Investor on a Form S-3 registration statement; and

17.1.4	all expenses of a registration will be payable by the Company including the legal costs of one professional firm appointed to act on behalf of the Investors,

and on such other terms of the model registration rights agreement, if any, then available from the British Venture Capital Association (or successor body) or such other customary market terms to be agreed.

18.	FOUNDER COVENANTS

18.1
For the purpose of assuring to the Investors the value of the Business and the full benefit of the goodwill of the business of the Company, each of the Founders hereby undertakes and covenants with the Investors and the Company that (save for any interest in the shares or other securities of a company traded on a securities market so long as such interest does not extend to more than 3% (three per cent.) of the issued share capital of the company or the class of securities concerned or save with Series C Investor Majority Consent) he shall not:

18.1.1
save for in connection with TBF, while he is a director of the Company or an Employee carry on or be concerned, engaged or interested directly or indirectly (in any capacity whatsoever) in any trade or business competing with the trade or business of the Company as carried on at the time or, in relation to any trade or business of the Company that he has been engaged or involved in, at any time during a period of two years immediately preceding that time; or

18.1.2	during the period of twelve months commencing on the Termination Date:

(a)
within the Territory carry on or be concerned, engaged or interested directly or indirectly in any capacity whatsoever in any trade or business competing with the business carried on by the Company in which he shall have been engaged or involved at any time during the Period;

(b)
either on his own behalf or in any other capacity whatsoever directly or indirectly do or say anything which may lead to any person ceasing to do business with the Company on substantially the same terms as previously (or at all);

(c)
either on his own behalf or in any other capacity whatsoever directly or indirectly endeavour to entice away from the Company or solicit any person, firm or company who was a client, customer, supplier, agent or distributor of the Company during the Period with whom he shall have been engaged or involved by virtue of his duties during the Period in competition with or to the detriment of the Company;

(d)
either on his own behalf or in any other capacity whatsoever directly or indirectly have any dealings with any person, firm or company who was a client, customer, supplier, agent or distributor of the Company during the Period with whom he shall have been engaged or involved by virtue of his duties during the Period in competition with or to the detriment of the Company; or

(e)
either on his own behalf or in any other capacity whatsoever directly or indirectly employ, engage or induce, or seek to induce, to leave the service of the Company any person who is or was a Key Employee with whom he shall have had dealings during the Period whether or not such person would commit any breach of his contract of employment by reason of so leaving the service of the Company or otherwise; or

18.1.3	at any time after the Termination Date represent himself as being in any way currently connected with or interested in the business of the Company (other than as a Shareholder if that be the case).

18.2
Each of the restrictions contained in each paragraph of clause 18.1 is separate and distinct and is to be construed separately from the other such restrictions. Each of the Founders hereby acknowledges that he considers such restrictions to be reasonable both individually and in the aggregate and that the duration extent and application of each of such restrictions are no greater than is necessary for the protection of the goodwill of the businesses of the Company and that the consideration paid by the New Investor for the New Shares applied for in this agreement takes into account and adequately compensates the New Investor for any restriction or restraint imposed thereby. However, if any such restriction shall be found to be void or unenforceable but would be valid or enforceable if some part or parts thereof were deleted or the period or area of application reduced, each of the Founders hereby agrees that such restriction shall apply with such modification as may be necessary to make it valid.

18.3
Any discovery, invention, secret process or improvement in procedure made or discovered by any Founder while an Employee in connection with or in any way affecting or relating to the business of the Company or which is capable of being used or adapted for use in or in connection with the Company’s business shall as soon as reasonably practicable be disclosed to the Company and shall belong to and be the absolute property of the Group Company which the Company nominates for such purpose. However, this agreement shall not operate as a transfer instrument and any transfer of Intellectual Property rights shall be effected under a separate agreement.

18.4
Each Founder (whether before or after such Founder ceases to be an Employee) shall at the expense of the Company or its nominee apply or join in applying for patent or other similar protection in the United Kingdom, the Republic of Ireland or any other part of the world for any such discovery, invention, process or improvement as referred to in clause 18.3, enter into Intellectual Property assignments and execute all instruments and do all things necessary for vesting Intellectual Property or those letters patent or other similar protection when obtained and all right and title to and interest in them in the Company (or its nominee) absolutely and as sole beneficial owner.

18.5
No Founder shall have any claim against the Company in respect of the termination of such Founder’s contract of employment or consultancy in relation to any provision in the Articles, this Agreement or any other agreement or arrangement which has the effect of requiring such Founder to transfer, sell, convert, re-designate or otherwise dispose of the whole or any part of such Founder’s interest in any shares or other equity securities in the capital of the Company at any price or into any other class of share (if applicable) or which causes any options or other rights granted to such Founder to become prematurely exercisable or lapse.

18.6	No claim shall be made by any Investor against any Founder in respect of any breach of this Clause 18 without Series C Investor Majority Consent.

19.	CONFIDENTIALITY

19.1
Subject to clause 19.2, each of the parties agrees to keep secret and confidential and not to use disclose or divulge to any third party or to enable or cause any person to become aware of (except for the purposes of the Company’s business) any Confidential Information (except with the prior written consent by the party to whom the Confidential Information relates).

19.2	Each Investor shall be at liberty from time to time to make such disclosure:

19.2.1
to its partners, trustees, shareholders, unitholders and other participants or potential participants and/or to any Member of the same Fund Group as the Investor and/or to any Member of the same Group as the Investor and/or to their respective directors, partners and employees for the purposes of, but not limited to, reviewing existing investments and investment proposals;

19.2.2	to any lender to the Company and/or to any Shareholder;

19.2.3	as shall be required by law or by any regulatory authority to which the Investor is subject or by the rules of any stock exchange upon which an Investor’s securities are listed or traded;

19.2.4	to the Company’s auditors and/or any other professional advisers of the Company; or

19.2.5	to the Investor’s professional advisers and to the professional advisers of any person to whom the Investor is entitled to disclose information pursuant to this clause 15.2,

of any Confidential Information relating to the business affairs and/or financial position of the Company as it may in its reasonable discretion think fit, provided that the recipient:

19.2.6	is subject to an obligation to keep the disclosure confidential on substantially the same basis as is required by the Investor; or

19.2.7	is bound by a duty of confidentiality pursuant to the rules or codes of practice of any supervisory or regulatory authority.

19.3
For the purposes of this clause, “Confidential Information” means any information or know-how of a secret or confidential nature relating to the Company or of any Investor, including (without limitation):

19.3.1	any information regarding this agreement and the investments by the New Investor and in the Company pursuant to this agreement;

19.3.2	any financial information or trading information relating to the Company or of any Investor which a party may receive or obtain as a result of entering into this agreement;

19.3.3	in the case of the Company, information concerning:

(a)	its finances and financial data, business transactions, dealings and affairs and prospective business transactions;

(b)	any operational model, its business plans and sales and marketing information, plans and strategies;

(c)	its customers, including, without limitation, customer lists, customer identities and contact details and customer requirements;

(d)
any existing and planned product lines, services, price lists and pricing structures (including, without limitation, discounts, special prices or special contract terms offered to or agreed with customers);

(e)	its technology or methodology associated with concepts, products and services including research activities and the techniques and processes used for development of concepts, products and services;

(f)	its computer systems, source codes and software, including, without limitation, software and technical information necessary for the development, maintenance or operation of websites;

(g)	its current and prospective Intellectual Property;

(h)
its directors, officers, employees and shareholders (including, without limitation, salaries, bonuses, commissions and the terms on which such individuals are employed or engaged and decisions or contents of board meetings);

(i)
its suppliers, licensors, licensees, agents, distributors or contractors including the identity of such parties and the terms on which they do business, or participate in any form of commercial co-operation with the Company;

(j)
information concerning or provided to third parties, in respect of which the Company owes a duty of confidence (in particular but without limitation, the content of discussions or communications with any prospective customers or prospective business partner); and

(k)	any other information which it may reasonably be expected would be regarded by a company as confidential or commercially sensitive,

but shall not include any information which:

(i)
is, or which becomes (other than through a breach of this agreement), available in the public domain or otherwise available to the public generally without requiring a significant expenditure of labour, skill or money;

(ii)	is, at the time of disclosure, already known to the receiving party without restriction on disclosure;

(iii)	is, or subsequently comes, into the possession of the receiving party without violation of any obligation of confidentiality;

(iv)	is independently developed by the receiving party without breach of this agreement;

(v)	is explicitly approved for release by the written consent of an authorised representative of the disclosing party; or

(vi)
a party is required to disclose by law, by any securities exchange on which such party’s securities are listed or traded, by any regulatory or governmental or other authority with relevant powers to which such party is subject or submits, whether or not the requirement has the force of law, or by any court order.

20.	ANNOUNCEMENTS

20.1
Except in accordance with clauses 19.2 or 20.2, the parties shall not make any public announcement or issue a press release or respond to any enquiry from the press or other media concerning or relating to this agreement or its subject matter or any ancillary matter.

20.2	Notwithstanding clause 20.1, any party may:

20.2.1	make any press release to the effect that it has made an investment in the Company and/or that it is a Shareholder without obtaining the prior approval of any other parties;

20.2.2
make or permit to be made an announcement concerning or relating to this agreement or its subject matter or any ancillary matter with Series C Investor Majority Consent and the Board or if and to the extent required by:

(a)	law;

(b)	any securities exchange on which such party’s securities are listed or traded;

(c)	any regulatory or governmental or other authority with relevant powers to which such party is subject or submits, whether or not the requirement has the force of law; or

(d)	any court order.

21.	COSTS AND EXPENSES

21.1
Subject to clause 21.2, all parties shall bear their own costs and disbursements incurred in the negotiations leading up to and in the preparation of this agreement and of matters incidental to this agreement.

21.2
At Completion, the Company shall pay the expenses of the New Investor in connection with the negotiations leading up to and in the preparation of this agreement and of matters incidental to this agreement up to a maximum of US$[***] (plus VAT and relevant disbursements) to the New Investor.

22.	SURVIVAL AND CESSATION OF OBLIGATIONS OF THE FOUNDERS

The obligations on a Founder under clauses 6 (Warranties), 18 (Founder covenants), 19 (Confidentiality) and schedule 5 (Warranties) shall survive any transfer by him of all or any Shares and shall survive him ceasing to be a director or employee of or consultant to the Company but otherwise upon a Founder ceasing to hold Shares and ceasing to be a director or employee of or consultant to the Company he shall have no further obligation or liability hereunder but without prejudice to the due performance by him of all obligations up to the date of such cessation.

23.	EFFECT OF CEASING TO HOLD SHARES

A party (other than a Founder) shall cease to be a party to this agreement for the purpose of such party’s rights and obligations with effect from the date such party (together with such party’s Permitted Transferees) cease to hold or beneficially own any Shares (but without prejudice to the Survival Provisions and any rights or liabilities that have accrued prior to such cessation, which shall survive such cessation).

24.	CUMULATIVE REMEDIES

The rights, powers, privileges and remedies conferred upon the Investors in this agreement are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law.

25.	WAIVER

The express or implied waiver by any party to this agreement of any of its rights or remedies arising under this agreement or by law shall not constitute a continuing waiver of the right or remedy waived or a waiver of any other right or remedy.

26.	ENTIRE AGREEMENT

26.1
This agreement and the documents referred to or incorporated in it constitute the entire agreement between the parties relating to the subject matter of this agreement and supersede and extinguish any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, between the parties in relation to the subject matter of this agreement.

26.2
Each of the parties acknowledges and agrees that it has not entered into this agreement in reliance on any statement or representation of any person (whether a party to this agreement or not) other than as expressly incorporated in this agreement and the documents referred to or incorporated in this agreement.

26.3
Without limiting the generality of the foregoing, each of the parties irrevocably and unconditionally waives any right or remedy it may have to claim damages and/or to rescind this agreement by reason of any misrepresentation (other than a fraudulent misrepresentation) having been made to it by any person (whether party to this agreement or not) and upon which it has relied in entering into this agreement.

26.4
Each of the parties acknowledges and agrees that the only cause of action available to it under the terms of this agreement and the documents referred to or incorporated in this agreement in respect of a Claim shall be for breach of contract.

26.5
Other than in respect of a Claim, each of the parties acknowledges and agrees that damages alone may not be an adequate remedy for the breach of any of the undertakings or obligations as set out in this agreement. Accordingly, without prejudice to any other rights and remedies the parties may have, the parties shall be entitled to seek the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the terms of this agreement.

26.6	Nothing contained in this agreement or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud.

27.	OTHER AGREEMENTS

Unless expressly provided for in the Articles, each Shareholder undertakes not to enter into any agreement, undertaking or arrangement of any nature whatsoever, whether or not in writing, with any other Shareholder(s) in relation to the subject matter of this agreement, the New Articles or in connection with their voting rights in the Company as a Shareholder, without the prior written consent of the Company (acting by a majority of the Board) and the New Investor.

28.	VARIATION AND TERMINATION

28.1
All and any of the provisions of this agreement may be deleted, varied, supplemented, restated or otherwise changed in any way at any time with the prior written consent of the Company, the New Investor and by the Shareholders holding at least 75% (seventy-five per cent.) of the Equity Shares (excluding Treasury Shares) held by the Shareholders, in which event such change shall be binding against all of the parties hereto provided that if such change would impose any new obligations on a party or increase any existing obligation, the consent of the affected party to such change shall be specifically required.

28.2
This agreement may be terminated with the prior written consent of the Company, the New Investor and by Shareholders holding at least 75% (seventy-five per cent.) of the Equity Shares (excluding Treasury Shares) held by the Shareholders, in which event such termination shall be binding against all of the parties hereto save that nothing in this clause shall release any party from liability for breaches of this agreement which occurred prior to its termination.

28.3
This agreement shall terminate and cease to have effect upon the legal completion of an IPO or a Scheme of Arrangement approved in accordance with clause 12, save that the Survival Provisions and any rights or liabilities that have accrued prior to such time shall survive such termination.

29.	NO PARTNERSHIP

Nothing in this agreement is intended to or shall be construed as establishing or implying any partnership of any kind between the parties.

30.	ASSIGNMENT AND TRANSFER

30.1	Subject to clauses 30.3 and 30.4, this agreement is personal to the parties and no party shall:

30.1.1	assign any of its rights under this agreement;

30.1.2	transfer any of its obligations under this agreement;

30.1.3	sub-contract or delegate any of its obligations under this agreement; or

30.1.4	charge or deal in any other manner with this agreement or any of its rights or obligations.

30.2	Any purported assignment, transfer, sub-contracting, delegation, charging or dealing in contravention of clause 30.1 shall be ineffective.

30.3
An Investor may assign the whole or part of any of its rights in this agreement to any person who has received a transfer of shares in the capital of the Company from such Investor in accordance with the New Articles and has executed a Deed of Adherence.

30.4
The New Investor may assign the benefit of, charge or otherwise grant security over the whole or part of any of its rights in this agreement to any bank or financial institution which requires such security for the purpose of such bank or financial institution lending money or making other banking facilities available to the New Investor, by way of security, or any refinancing thereof.

31.	RIGHTS OF THIRD PARTIES

31.1	Subject to clause 31.2, this agreement does not confer any rights on any person or party (other than the parties to this agreement) pursuant to the Contracts (Rights of Third Parties) Act 1999.

31.2
The general partner of an Investor or the management company authorised from time to time to act on behalf of that Investor or another person or persons nominated by that Investor, shall be entitled to enforce all of the rights and benefits under this agreement at all times as if party to this agreement.

32.	CONFLICT BETWEEN AGREEMENTS

Subject to any applicable law, in the event of any ambiguity or conflict between this agreement and the New Articles, the terms of this agreement shall prevail as between the Shareholders and in such event the Shareholders shall procure such modification to the New Articles as shall be necessary so as to accord with this agreement.

33.	COUNTERPARTS; NO ORIGINALS

This agreement may be executed in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement. The exchange of a fully executed version of this agreement (in counterparts or otherwise) executed by the New Investor and the Requisite Parties by electronic transmission in PDF format shall be sufficient to bind the parties to the terms and conditions of this agreement and no exchange of originals is necessary.

34.	NOTICES

34.1
Any communication and/or information to be given in connection with this agreement shall be in writing in English and shall either be delivered by hand or sent by first class post, courier, email or other electronic form:

34.1.1	to any person at the email address shown in schedule 1;

34.1.2	to any company which is a party at its registered office;

34.1.3	to any individual who is a party at the address of that individual shown in schedule 1; or

34.1.4	to an Investor at the principal place of business of that Investor,

(or in each such case such other address as the recipient may notify to the other parties for such purpose).

34.2	A communication sent according to clause 34.1 shall be deemed to have been received:

34.2.1	if delivered by hand, at the time of delivery;

34.2.2	if sent by pre-paid first class post, on the second day after posting;

34.2.3	if sent by courier (or if from any place outside the country where the relevant address is located, by air courier), two Business Days after its delivery to a representative of the courier; or

34.2.4	if sent by email or other electronic form, at the time of completion of transmission by the sender;

except that if a communication is received between 5:30 p.m. on a Business Day and 9:30 a.m. on the next Business Day, it shall be deemed to have been received at 9:30 a.m. on the second of such Business Days.

35.	SEVERANCE

35.1
If any provision of this agreement is held to be invalid or unenforceable by any judicial or other competent authority, all other provisions of this agreement will remain in full force and effect and will not in any way be impaired.

35.2
If any provision of this agreement is held to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

36.	GOVERNING LAW

This agreement (and any dispute or claim relating to it or its subject matter (including non-contractual claims)) is governed by and is to be construed in accordance with English law.

37.	JURISDICTION

The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any claim, dispute or issue (including non-contractual claims) which may arise out of or in connection with this agreement.

38.	CONFIRMATION BY THE FOUNDERS AND EXISTING INVESTORS

38.1	Each of the Founders and the Existing Investors confirms that, for the purposes of entering into the transactions contemplated by this agreement:

38.1.1	such party has entered into such transactions entirely on the basis of its own assessment of the risks and effect thereof;

38.1.2	such party is owed no duty of care or other obligation by any other party to this agreement; and

38.1.3
insofar as such party is owed any such duty or obligation (whether in contract, tort or otherwise) by another party to this agreement, such party hereby waives, to the extent permitted by law, any rights (save in the case of any fraudulent misrepresentation) which he may have in respect of such duty or obligation.

39.	NATURE OF NEW INVESTOR’S BUSINESS

39.1
The Company acknowledges that the New Investor (and its connected persons) is in the business of venture capital investing and therefore may have previously made investments in and may review business plans and related proprietary information for many enterprises including enterprises which may have products or services which compete directly or indirectly with those of the Company.

39.2
Nothing in this agreement shall preclude or in any way restrict the New Investor (or its connected persons) from continuing to hold investments or from entering into discussions with, investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company so long as the New Investor (or its connected persons) does not disclose any of the Company’s confidential information in connection with any such discussions or investment.

39.3
Neither the New Investor (nor its connected persons) shall be obligated to present any particular investment opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be taken by the Company, and New Investor (or its connected persons) shall have the right to take such for such its own account or to recommend to others any such particular investment opportunity. This clause 39 shall apply to each atai Investor Director appointed by the New Investor, except in circumstances where they have become aware of such opportunity solely in connection with their position as a Director.

40.	REGULATORY MATTERS

No Investor or general partner of any Investor or management company authorised from time to time to act on behalf of any Investor is acting for or advising any other party to the transaction that is the subject of this agreement or undertaking any other activity in relation to that other party that implies in any way that the other party is a client and accordingly no such Investor, general partner of any Investor and/or management company of any Investor (as appropriate) shall be responsible to any other party for providing any protection afforded to any client (as defined in the Glossary to the FCA Handbook of rules and guidance) for any Investor.

41.	US TAX COVENANTS

41.1
Not later than 90 days following the end of the Company’s taxable year, the Company shall provide the US Tax Investors a report, prepared by the Company’s US tax advisors, regarding the CFC status of the Company and any of its non-US Subsidiaries.  If the Company or any of its non-US Subsidiaries is, in the reasonable opinion of the Company’s US tax advisors or a US Tax Investor, a CFC, the Company shall provide the US Tax Investors with a report setting out details of the aggregate amount of any income of each Group Company of a character that would be includible under section 951 (“Subpart F Income”) or section 951A (“GILTI”) of the Code in the gross income of “United States shareholders” within the meaning of section 951(b) of the Code. In addition, the Company shall provide the US Tax Investors with access to other information of each Group Company as may be required:

41.1.1	to verify the CFC status of the Company and its non-US Subsidiaries;

41.1.2	to verify the Company’s determination of its Subpart (F) Income and GILTI; and

41.1.3
to determine whether a US Tax Investor or a US Tax Investor’s Partners are required to include any amount of each Group Company’s undistributed earnings in their gross income for US federal income tax purposes.

If the Company is, in the reasonable opinion of its US tax advisors or a US Tax Investor, a CFC, the Company shall use commercially reasonable efforts to avoid generating Subpart (F) Income.

41.2
The Company shall use commercially reasonable efforts to avoid being a PFIC for any taxable year in which the Company or a US Tax Investor reasonably expects a Group Company to have net earnings and profits.  The Company shall, not later than 90 days following the end of each taxable year of the Company provide each US Tax Investor with an annual PFIC information statement in the form set out in Schedule 10, as well as any other information reasonably necessary for such US Tax Investor or a US Tax Investor’s Partners to make or maintain a “qualified electing fund” election pursuant to section 1295 of the Code with respect to its direct or indirect investment in the Company.

41.3
The Company will use commercially reasonable efforts to comply with all record-keeping, reporting, and other reasonable requirements necessary to comply with any applicable US tax law and to allow the US Tax Investors and each US Tax Investor’s Partners to comply with the applicable provisions of US tax law with respect to their direct or indirect ownership of the Company.  The Company will provide the US Tax Investors and each US Tax Investor’s Partners with any information available to the Company and reasonably requested by any of them to allow the US Tax Investors and/or each US Tax Investor’s Partners to comply with US tax law with respect to the direct or indirect ownership of the Company.

41.4
The Company will not withhold any tax against any amounts payable or distributable to any US Tax Investor without first providing notice of such withholding and a reasonable opportunity for such US Tax Investor to obtain reduced rates of withholding or other available exemptions, if any.

41.5
The Company shall take such actions as is reasonably necessary (including making an election to be treated as a corporation or refraining from making an election to be treated as a partnership) to ensure that the Company is, at all times, treated as a corporation for US federal income tax purposes.

41.6	In this Clause 33 (US Tax Covenants):

41.6.1	“CFC” means a “controlled foreign corporation” within the meaning of section 957 of the Code;

41.6.2	“Code” means the US Internal Revenue Code of 1986, as amended;

41.6.3	“PFIC” means a “passive foreign investment company” within the meaning of section 1297 of the Code;

41.6.4	“US Tax Investor” means each Investor who is a “United States person” within the meaning of section 7701(a)(30) of the Code or who has direct or indirect owners who are such United States persons; and

41.6.5
“US Tax Investor’s Partners” means each shareholder, partner, member or other equity holder of a US Tax Investor, any person holding an option to acquire a share, partnership interest, membership interest or other equity interest in a US Tax Investor and any direct or indirect equity owner of such shareholder, partner, member, other equity holder or optionholder.

SCHEDULE 1

Part 1
The New Investor

Address	Email address
atai Life Sciences N.V. Wallstraße 16, 10179 Berlin, Germany	[***]

Part 2
The Existing Investors

Name	Address	Email address
Bilton Investments Limited (61354)	[***]	[***]
Mediq Ventures Limited	[***]	[***]
Anthony Chow	[***]	[***]
Richard Reed	[***]	[***]
Jonathan Wright	[***]	[***]
Adam Balon	[***]	[***]
Tim Haines	[***]	[***]
Christian af Jochnick	[***]	[***]
Seth Tabatznik	[***]	[***]
Lara Tabatznik	[***]	[***]
Jason Newmark	[***]	[***]
Goldman Holdings Ltd	[***]	[***]
Chris O’Donoghue	[***]	[***]
2180447 Ontario Inc	[***]	[***]
Integrated Investment Partners Limited Partnership	[***]	[***]
Integrated Investment Partners Fund I	[***]	[***]

Galloway Limited	[***]	[***]
BE Fund I, a series of Bicycle Day Ventures, LP	[***]	[***]
Mark A. Zittman Revocable Trust	[***]	[***]
Noetic Psychedelic Fund LP	[***]	[***]
OV BP Limited	[***]	[***]
Octavius Black & Joanne Black	[***]	[***]
Elzbieta Madej	[***]	[***]
Falkora Investments Europe Limited	[***]	[***]
Mat Laroche & Jonathan Brooks	[***]	[***]
Lars Mouritzen	[***]	[***]
MNL Nominees Limited	[***]	[***]
Mark Holyoake	[***]	[***]
Pinz Family LLC	[***]	[***]
ZSP Capital LLC	[***]	[***]
Uri Fruchtman	[***]	[***]
Thomas JS Dugdale	[***]	[***]
Michael Freund	[***]	[***]
Arnaud Massenet	[***]	[***]
Quadrangle Nominees Limited	[***]	[***]
Eduardo Garcia-Lopez Loaeza	[***]	[***]
Justin Sean, LLC	[***]	[***]

Xan Edward Charles Morgan	[***]	[***]
Jean Marc Ciancimino	[***]	[***]
James Westwood	[***]	[***]
George Barker	[***]	[***]
MAJA Nominees Pty Limited ATF Perry Family Trust	[***]	[***]
Vinsco PTY Ltd atf the Vinsco Investment Trust	[***]	[***]
John Richard Key	[***]	[***]
Daniel Barnao & Anna Barnao	[***]	[***]
Michael Steele	[***]	[***]
DNI Investments Pty Ltd ATF Ioannidis Family Trust	[***]	[***]
Gregory Ward	[***]	[***]
Lotfi Ladjemi	[***]	[***]
Richard Aseme	[***]	[***]
Patrick Wheen	[***]	[***]
Simon Franks	[***]	[***]
Jason Woollard	[***]	[***]
Glyn Hirsch	[***]	[***]
Stewart Halperin	[***]	[***]
Shambhala International Limited	[***]	[***]
Geoffrey Atkins	[***]	[***]
BWCI Pension Trustees Limited as Trustees of the Deferred Retirement Annuity Trust Scheme ref a/c 1123/055	[***]	[***]

Renee Runnalls	[***]	[***]
Paul Simon	[***]	[***]
James Bailey	[***]	[***]
Transliminal LLC	[***]	[***]
Raj Narayanaswamy	[***]	[***]
KJSM Ventures Canada Inc	[***]	[***]
Ken McKay	[***]	[***]
Fiducie Daniel Robichaud	[***]	[***]
Patricia Saputo	[***]	[***]
FutureGen Capital Corporation	[***]	[***]
Wood Capital Ltd	[***]	[***]
Venning Thane Stenner	[***]	[***]
Bellerive SPV31 Limited	[***]	[***]
PowerOne Capital Corp	[***]	[***]
David D’Onofrio	[***]	[***]
Platform Securities Nominees Ltd A/c KKCLT	[***]	[***]
OV BP Series B Limited	[***]	[***]
781526 Ontario Inc	[***]	[***]
Bicycle Day Ventures, LLC	[***]	[***]
BE Fund II, a series of Bicycle Day Ventures, LP	[***]	[***]

Newtyn TE Partners, LP	[***]	[***]
Newtyn Partners, LP	[***]	[***]
Concentric Ermak Co-Investment SPV LLP	[***]	[***]
Palo Santo Investors LP	[***]	[***]
Ayuh Ventures, LLC	[***]	[***]
BEC Fund I, a series of Psychedelic Medicine SPV, LP	[***]	[***]
Beckley Psytech PML SPV 1 LP	[***]	[***]
Adage Capital Partners LP	[***]	[***]
What If Ventures Beckley 2021, a Series of CGF2021 LLC	[***]	[***]
Ask America LLC	[***]	[***]
MSP Beckley LLC	[***]	[***]
Iter Investments I, LP	[***]	[***]
Clarify Pharma PLC	[***]	[***]
Negev Capital Fund One, L.P.	[***]	[***]
Ocama LP	[***]	[***]
Aaron Rotenberg	[***]	[***]
Barry Rotenberg	[***]	[***]
Scion Clan Trust	[***]	[***]
Ryan Walsh	[***]	[***]
Elad Kohen	[***]	[***]
Adam Zeitlin	[***]	[***]
Rachel Zeitlin	[***]	[***]

Corlev Holdings Inc.	[***]	[***]
Eric Rapps	[***]	[***]
Capital Equipment Services Ltd	[***]	[***]
Alternative Health Partners, LP	[***]	[***]
Brad Hyler	[***]	[***]
Cody Shirk Trust	[***]	[***]
Alex Gerkoswitch	[***]	[***]
Rachael Cox	[***]	[***]
Oli Cox	[***]	[***]
Rob O’Donoughue	[***]	[***]
Seth Morrison	[***]	[***]
Warren Taylor	[***]	[***]
Martin Sweeney	[***]	[***]
Dean Shoosmith	[***]	[***]
Chris Tuohy	[***]	[***]
Steve Martin	[***]	[***]
Vanessa Moore	[***]	[***]
Mike Moore	[***]	[***]
Brian Perry	[***]	[***]
Megan Collins	[***]	[***]
Ben Collins	[***]	[***]
Nick Davis	[***]	[***]
Toby Chapman	[***]	[***]
Ben Catt	[***]	[***]
Iain Newman	[***]	[***]

Mark Webster	[***]	[***]
Oliver Cox Ltd	[***]	[***]
Ryan Kohn	[***]	[***]
Riz Ahmed	[***]	[***]
Peter-Paul Wünscher	[***]	[***]
Wealth & Tax Management Ltd	[***]	[***]
Anthony Byrne	[***]	[***]
Integrated Investment Manager SPV I LLC	[***]	[***]
Integrated Investment Partners SPV I	[***]	[***]
Noetic Psychedelic Fund US LP	[***]	[***]
BE FUND III, A Series of Bicycle Day Ventures LP	[***]	[***]
Andrea Cambre	[***]	[***]
Jackie Lundin	[***]	[***]
Tony Eisenberg	[***]	[***]
Grey House Partners Eleusis Holdings SPV LP	[***]	[***]
AJL Investment Holding II LLC	[***]	[***]
Axon Partners LP	[***]	[***]
Jeremy Benkiewicz	[***]	[***]
Michael Blitzer	[***]	[***]
Sajor Capital Investments LLC	[***]	[***]

The Shining Rock Foundation	[***]	[***]
Todd Cohen	[***]	[***]
Beth E. Boyer	[***]	[***]
Katherine Roberts	[***]	[***]
Ponies And Rainbows, LLC	[***]	[***]
Marine Mallinson	[***]	[***]
Feriha Berrak Selek	[***]	[***]
Christopher A. Meyers	[***]	[***]
Alisa Ng	[***]	[***]
Shlomi Raz	[***]	[***]
Steven Ricciardi	[***]	[***]
Bryan Clifton	[***]	[***]
Monica Reed	[***]	[***]
Mark Moran, Trustee of The Eemo 2021 Grat	[***]	[***]
Shelly Baldwin	[***]	[***]
Abib Bocresion	[***]	[***]
Mmraab Management Trust	[***]	[***]
Gilles Dellaert	[***]	[***]
Xuan Karen Fang	[***]	[***]
Gilgamesh Investments LLC	[***]	[***]
Hond Corp.	[***]	[***]
Mainstar Trust Cust FBO Thomas C. Rutledge IRA	[***]	[***]

Mikhail Chernov 2012 Spousal Access Trust	[***]	[***]
Neiloufar Family	[***]	[***]
William M. Roberts	[***]	[***]
RAM. K Sundaram	[***]	[***]
Tatewari Ltd	[***]	[***]
Mary Vernon	[***]	[***]
Patrick Vernon	[***]	[***]
Patricia A. Wellde	[***]	[***]
Elisha Wiesel	[***]	[***]
Eisenberg Capital LLC	[***]	[***]
Pacific Premier Trust	[***]	[***]
Scott Worrich	[***]	[***]
Ryan Bridges	[***]	[***]
Mark Moran	[***]	[***]
Cannon Clifton	[***]	[***]
Ervey Clarke	[***]	[***]
Leslie Ford	[***]	[***]
Kelly Rayburn	[***]	[***]
Melissa Moran, Trustee of the 21 Spousal Grat	[***]	[***]
Silver Spike Sponsor, LLC	[***]	[***]
DRAIS03 LLC	[***]	[***]
Eczacibasi Momentum Teknoloji Yatirimlari Anonim Şirketi	[***]	[***]

Equity Trust Company Custodian FBO Steven Rosenberg	[***]	[***]
GHP Eleusis SPV LP	[***]	[***]
Mark Ginsburg	[***]	[***]
Theresa Tribble	[***]	[***]
Thomas C. Swift	[***]	[***]
UK FF Nominees Ltd	[***]	[***]
David Michael Weiner	[***]	[***]
Aditya Kohli	[***]	[***]
Anthony Grenier	[***]	[***]
Peter Lee	[***]	[***]
2134255 Ontario Inc	[***]	[***]
Anne McGinnis	[***]	[***]
Avenue H Capital, LLC	[***]	[***]
Braver Investment Group Limited	[***]	[***]
CPT INC	[***]	[***]
David Amouyal	[***]	[***]
Delphi SERIES BECKLEY PSYTECH, a Series of Delphi SPV Series LLC, a Delaware Series LLC	[***]	[***]
Eran Haggiag	[***]	[***]
FJ Labs Entrepreneurs Fund 2021, a series of FJ Labs Funds, LP	[***]	[***]
FJ Labs LLC	[***]	[***]
Harris Fricker	[***]	[***]

Harvest Moon Holdings, LLC	[***]	[***]
ImpactAssets Inc. (fbo CIF Catalytic Impact Solutions Fund)	[***]	[***]
Jacques Elalouf	[***]	[***]
KWL Trust	[***]	[***]
Lanchester LLC	[***]	[***]
Leafy Tunnel Fund 1, L.P.	[***]	[***]
Lohengrin Enterprises SA.	[***]	[***]
Mark McGinnis	[***]	[***]
Michael Davidson and Safra Nimrod	[***]	[***]
MNGJZ LLC	[***]	[***]
Sarah Calascione	[***]	[***]
Sausilito Ltd	[***]	[***]
SCM Investment LP	[***]	[***]
Shlomo Noy	[***]	[***]
The DiCapo Family Trust	[***]	[***]
Vidacos Nominees Ltd a/c 156795	[***]	[***]
Woven Labs LLC	[***]	[***]
Xtra Gold	[***]	[***]
Zvi Firon Law Company	[***]	[***]

Part 3
The Founders

Name	Address	Email address
Cosmo Feilding Mellen	[***]	[***]
Michael Norris	[***]	[***]

Part 4
The Founding Shareholders

Name	Address	Email address
Amanda Feilding	[***]	[***]
Marc Wayne	[***]	[***]
Tim Mason	[***]	[***]
Mark Ware	[***]	[***]
Rock Feilding Mellen	[***]	[***]
Chris Schnarr	[***]	[***]

SCHEDULE 2
PARTICULARS

[***]

SCHEDULE 3

Members of the Company – pre-Completion

[***]

SCHEDULE 4
CONDITIONS TO COMPLETION

1.	The passing of directors’ and Shareholders’ resolutions in the agreed form at a duly convened Board meeting and a general meeting or by Shareholders’ written resolution to:

(a)	adopt the New Articles;

(b)	authorise the allotment and issue of the New Shares;

(c)	waive pre-emption rights in respect of the allotment and issue of the New Shares;

(d)	waive pre-emption rights in respect of the transfer of the Secondary Sale Shares;

(e)	authorise the re-designation of the Secondary Sale Shares to Series C Shares immediately prior to, and conditional upon, completion of the Secondary Sale; and

(f)	authorise a director to sign:

(i)	the Disclosure Letter;

(ii)	the Warrant Instrument; and

(iii)	the Deferred Payment Escrow Letter,

 on behalf of the Company;

2.	The delivery of the Disclosure Letter by the Warrantors to the New Investor.

3.	The delivery of the Warrant Instrument by the Company to the New Investor.

4.	The delivery of the Deferred Payment Escrow Letter by the Company to the New Investor.

5.	The delivery by the Company of its audited accounts for financial year 2022 to the New Investor.

6.	The delivery by the New Investor to the Company of the Deferred Payment Escrow Letter, duly executed by the New Investor and the Deferred Payment Escrow Provider.

SCHEDULE 5
WARRANTIES

1.	SHARE CAPITAL AND AUTHORITY

1.1	The Founders are the legal and beneficial owners of the number of Ordinary Shares set opposite their respective names in schedule 3.

1.2	All of the shares set out in schedule 3 are fully paid and comprise the entire issued share capital of the Company.

1.3
The Company has granted options over 8,879,573 Ordinary Shares for issue to its directors, employees, workers and consultants pursuant to the Share Option Plan and such options are currently outstanding.

1.4	The options over Ordinary Shares held by each director, employee, worker and consultant of the Company:

1.4.1
are subject to lapse or forfeiture in the event such director, employee, worker or consultant is dismissed or terminated for gross misconduct, fraud, dishonesty or being convicted of any criminal offence (other than a road traffic offence which is not punishable by a custodial sentence);

1.4.2	vest over at least a period of four years from the date of grant, with no options vesting in the first 12 months following the date of grant;

1.4.3
are not subject to any provisions for the acceleration of vesting or other changes in the vesting provisions applying to them upon the occurrence of any event or combination of events, including upon a change of control of the Company; and

1.4.4	were granted pursuant to the Share Option Plan on materially the same terms as the relevant template share option agreement scheduled to the Disclosure Letter.

1.5	In relation to options granted pursuant to the Share Option Plan that are intended to qualify as enterprise management incentive options:

1.5.1	the Company granted options at or above the agreed actual market value and within the 60 or 90 day valuation window, as applicable;

1.5.2	the Company granted options only to eligible employees and made a declaration of committed time in accordance with Schedule 5 of ITEPA;

1.5.3	all option grants have been validly notified to HMRC within 92 days of the relevant date of grant;

1.5.4	the market value for all option grants was agreed in writing with HMRC prior to grant (on an appropriate basis);

1.5.5
the options met, at the time of grant, and continue to meet (or, if already exercised, continued to meet until the time of exercise) all of the requirements for enterprise management incentive options under Schedule 5 of ITEPA;

1.5.6
all registrations, notifications and declarations have been made to HMRC within the relevant time period and no penalties have arisen or are expected to arise in respect of any such registrations, notifications and declarations; and

1.5.7
the option holders have fully indemnified the Company to the fullest extent permitted by law in relation to any tax liabilities, including employer’s national insurance contributions, that may arise in connection with any granted option.

1.6
All HMRC annual share scheme returns in respect of the Share Option Plan have been correctly completed and returned to HMRC within the relevant time period and no interest or penalties have arisen or are, so far as the Warrantors are aware, expected to arise in respect of any returns.

1.7
None of the share capital of the Company is under option or subject to any Encumbrance or other third party right (including rights of pre-emption), no options, warrants or other rights to subscribe for new shares in the Company have been granted or agreed to and no dividends or other rights or benefits have been declared, made or paid or agreed to be declared, made or paid by the Company.

1.8
The execution and delivery by the Warrantors of this agreement and the documents referred to in it, and compliance with their respective terms, shall not breach or constitute a default under the Company’s articles of association, or any other agreement or instrument to which any Warrantor is a party or by which any Warrantor is bound, and shall not constitute a breach under any order, judgment, decree or other restriction applicable to any Warrantor.

1.9
The Company shall, subject to passing the Resolutions, be entitled and have all authority necessary to allot the New Shares to the New Investor on the terms of this agreement, without the consent of any other person.

1.10	The Company does not have at the date of this agreement and will not have immediately following Completion any Treasury Shares.

2.	INFORMATION SUPPLIED

2.1	The information contained in schedule 1, schedule 2 and schedule 3 is true, complete and accurate.

2.2
No Warrantor is aware of any fact or matter not Disclosed which directly affects the business of the Company, the disclosure of which might reasonably affect the willingness of a reasonable institutional investor to apply for Shares in the capital of the Company.

3.	AGREEMENTS AND CAPITAL COMMITMENTS

3.1	The Company has Disclosed all material liabilities of the Company.

3.2	The Company:

3.2.1	has no material capital commitments;

3.2.2
is not party to any contract, arrangement or commitment (whether in respect of capital expenditure or otherwise) which is of an unusual, onerous or long-term nature or which involves or could involve a material obligation or liability;

3.2.3
has not become bound and no person has become entitled (or with the giving of notice and/or the issue of a certificate and/or the passage of time or otherwise may become entitled) to require it to repay any loan capital or other debenture, redeemable preference share capital, borrowed money or grant made to it by any governmental or other authority or person prior to the stipulated due date;

3.2.4	is not a party to any agreement which is or may become terminable as a result of the entry into or completion of this agreement;

3.2.5
is not a party to any agreement that involves the licence of any Intellectual Property to or from the Company or the grant of rights to manufacture, produce, assemble, license, market, or sell any Group Product to any other person that limit the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell any Group Product;

3.2.6
is not a party to any agreement which involves the grant of any sole or exclusive rights by or to the Company, or restricts the freedom of the Company to carry on the whole or any part of its business in any part of the world in such manner as it thinks fit;

3.2.7
is not a party to any agreement which involves agency or distributorship, partnership, joint venture, consortium, joint development, profit sharing, shareholders or similar arrangements or requires the Company to pay any commission, finders’ fee, royalty or a similar payment;

3.2.8	has not entered into any agreement which requires or may require, or confers any right to require, the sale (whether for cash or otherwise) or the transfer by it of any asset;

3.2.9	is not in default of any agreement or arrangement to which it is a party and, so far as the Warrantors are aware, there are no circumstances likely to give rise to any such default; or

3.2.10	is not bound by any guarantee or contract of indemnity or suretyship under which any liability or contingent liability is outstanding.

3.3
The Company’s agreements are in full force and effect and are binding on the parties to them. No notice of termination of any agreement has been received or served by the Company and there are no grounds for termination, rescission, avoidance, repudiation or a material change in the terms of any such agreement. There are no pending or threatened disputes in relation to any agreement.

3.4
The Company has not been and is not currently a party to any contract or arrangements binding upon it for the purchase or sale of property or the supply of goods or services at a price different to that reasonably obtainable on an arm’s length basis.

4.	BUSINESS PLAN

4.1
The Business Plan has been diligently prepared and the Company believes that, as at the date of this agreement, it represents a realistic plan in relation to the future progress, expansion and development of the Business.

4.2
All factual information contained in the Business Plan was when given and, so far as the Warrantors are aware, is at date of this agreement, true and accurate in all material respects and not misleading.

4.3
The financial forecasts, projections or estimates contained in the Business Plan have been diligently prepared in good faith and, so far as the Warrantors are aware, have not been disproved in the light of any events or circumstances which have arisen subsequent to the preparation of the Business Plan up to the date of this agreement.

5.	ASSETS, DEBTS AND STOCK

5.1	The Company has not granted any security over any part of its undertaking or assets.

5.2
The assets and rights owned by, leased or licensed to the Company, together with any assets held under a finance lease, hire purchase agreement, rental agreement or credit sale agreement, comprise materially all of the assets and rights necessary for the Company to operate its business, as carried on at the date of this agreement, and to fulfil all of its existing agreements and material commitments.

5.3
All assets used by and all debts due to the Company or which have otherwise been represented by the Company as being its property or due to it or used or held for the purposes of its business are at the date of this agreement its absolute property and none is the subject of any Encumbrance (save in respect of liens arising in the normal course of trading) or the subject of any factoring arrangement, hire‑purchase, retention of title, conditional sale or credit sale agreement and, so far as the Warrantors are aware, there are no material debts owing to the Company which are unlikely to be realised for their full value, subject to the Company’s ordinary course allowance for doubtful accounts.

5.4	The present stock and work‑in‑progress of the Company is in good condition and is (or will be once completed) capable of being sold profitably.

5.5	Each asset needed for the proper conduct of the Business is in good repair and working order (fair wear and tear excepted).

6.	BORROWINGS AND FACILITIES

Full details of all limits on the Company’s bank overdraft facilities and all borrowings of the Company are set out in the Disclosure Letter and the Company is not in breach of any of the terms of any such agreement and none of such facilities or terms of borrowing will be terminated as a result of the entry into of this agreement.

7.	ACCOUNTS

7.1
The Accounts have been prepared in accordance with accounting principles, standards and practices which are generally accepted in the United Kingdom and on the same basis and in accordance with the same accounting policies as the corresponding accounts for the preceding financial years, and give a true and fair view of the state of affairs of the Company at the accounts date and of the profits and losses for the period concerned.

7.2
The Management Accounts of the Company have been prepared in accordance with good accounting practice on a basis consistent with past practice, reasonably reflect the financial affairs of the Company at the date to which they have been prepared and are not inaccurate or misleading in any material respect.

8.	EVENTS SINCE THE MANAGEMENT ACCOUNTS DATE

8.1	Since the Management Accounts Date:

8.1.1	the Company’s business has been carried on in the ordinary course and so as to maintain the same as a going concern;

8.1.2	there has been no material adverse change or material deterioration in the financial or trading position or prospects of the Company’s business and no such change is expected;

8.1.3
the Company has not acquired or disposed of or agreed to acquire or dispose of any business or any material asset (other than in the ordinary course of the business carried on by it) or assumed or acquired any material liability (including a contingent liability);

8.1.4
no dividend or other distribution (as defined by sections 1000, 1064 and 455, 459, and 460 of the CTA 2010) has been declared, made or paid by the Company to its members nor has the Company repaid any loan capital or other debenture;

8.1.5
no change has been made (or agreed to be made) in the emoluments or other terms of employment of any directors of the Company nor has the Company paid any bonus or special remuneration to any the Company’s directors;

8.1.6	the Company has not borrowed monies (except in the ordinary course of the business carried on by it or from its bankers under agreed loan facilities);

8.1.7
no employee at management grade or in a senior capacity has been dismissed or made redundant nor has the Company taken or omitted to take any action which would entitle any such employee to claim that they have been constructively dismissed; and

8.1.8	the Company has not incurred any material liabilities or obligations, contingent or otherwise, other than:

(a)	liabilities and obligations incurred in the ordinary course of business since the Management Accounts Date; or

(b)
liabilities and obligations that would not be required under accounting principles, standards and practices which are generally accepted in the United Kingdom to be disclosed on a balance sheet of the Company if one were prepared as of the date of this agreement; and

8.1.9
there are no existing or pending legal action, proceeding or arbitration which is either in progress or is threatened or any judgement or ruling against the Company which affects (or may affect) the Business of the Company or any part of it.

9.	TAXATION

9.1
The Company has duly and punctually made all returns and given or delivered all notices, accounts and information which ought to have been made to and is not and has not been involved in any dispute with any Taxing Authority concerning any matter likely to affect in any way the liability (whether accrued, contingent or future) of it to Taxation and the Warrantors are not aware of any matter which may lead to such dispute.

9.2
The Company has duly paid or fully provided for all Taxation for which it is liable and there are no circumstances in which interest or penalties in respect of Taxation not duly paid could be charged against it in respect of any period prior to Completion.

9.3
All Taxation due in respect of payments made by the Company to any person, which ought to have been made under deduction or withholding of Taxation, has been properly deducted or withheld and accounted for to the appropriate Taxing Authority from all such payments made.

9.4	No directors, officers or employees of the Company have received any securities, interests in securities or securities options in the Company as defined in Part 7 of ITEPA.

9.5
All directors, officers and employees of the Company who have received any securities or interests in securities falling within Chapter 2 of Part 7 of ITEPA have entered into elections jointly with the Company under section 431(1) of ITEPA within the statutory time limit and details of any such directors, officers and employees and the elections entered into are provided in the Disclosure Letter.

9.6
All acquisitions or disposals of assets by the Company and all supplies of services by and to the Company have occurred at arm’s length between unconnected persons and for a consideration in cash at market value.

9.7
The Company is, and always has been, resident only in its jurisdiction of incorporation for Taxation purposes and the Company is not and has not been subject to Taxation in any jurisdiction other than its jurisdiction of incorporation. The Company does not have, and has not in the past had, a branch or permanent establishment in a jurisdiction other than its jurisdiction of incorporation.

9.8	The Company has not entered into or been a party to any schemes or arrangements designed partly or wholly for the purpose of it or any other person avoiding Taxation.

9.9	The Company has never filed IRS Form 8832 (or any IRS successor form) with the United States Internal Revenue Service (the “IRS”) electing an “entity classification” for United States tax purposes.

9.10	The Company is not treated as a fiscally transparent entity, in its jurisdiction of tax residence.

9.11	The Company has never filed United States federal income tax returns or state tax returns in any state in the United States.

9.12	Any current or former Group Company that was formed in any state in the United States was formed by the Company and has, at all times, been directly or indirectly wholly‑owned by the Company.

9.13	The Company has never filed an election with the IRS electing to become subject to United States tax.

10.	CONTRACTS WITH CONNECTED PERSONS

10.1
There are no loans made by the Company to any of its directors or shareholders and/or any person connected with any of them and no debts or liabilities owing by the Company to any of their respective directors or shareholders and/or any person connected with them as aforesaid.

10.2
There are no existing contracts or arrangements to which the Company is a party and in which any of their respective directors or shareholders and/or any person connected with any of them is interested.

10.3
There are no agreements between: (i) any of the Founders; (ii) so far as the Warrantors are aware, any of the Shareholders in relation to the Company; or (iii) any of the Founders and the Company, other than this agreement.

11.	INTELLECTUAL PROPERTY

For the purposes of this paragraph 10.3:

“Business IP” means all Intellectual Property which has in the last two years been used or intended to be used in, or in connection with, the business of the Company;

“Cloud Infrastructure” means any information technology services and/or systems provided to or accessed by the Company over the internet which are necessary for the Company to conduct its business;

“Computer Data” means the computer-readable information or data controlled or used by the Company and stored in electronic form;

“Computer Hardware” means the computer hardware, firmware, equipment and ancillary equipment (other than the Computer Software and Computer Data) owned or used by the Company;

“Computer Software” means the computer programs owned by or licensed to the Company;

“Computer System” means the Computer Hardware, Computer Data and Computer Software, but in each case excluding the Cloud Infrastructure;

“Open Source Code” means any software code that is distributed as “free software” or “open source software” or is otherwise distributed publicly in source code form under terms that permit modification and redistribution of such software, which Open Source Code includes software code that is licensed under the GNU General Public License, GNU Lesser General Public License, Mozilla License, Common Public License, Apache License, BSD License, Artistic License, or Sun Community Source License; and

“Owned Business IP” means all Business IP owned by the Company or which the Company purports to own.

11.1	The Intellectual Property listed in the Disclosure Letter is a complete and accurate list of:

11.1.1	all of the registrable Intellectual Property owned (or applied for) by each Group Company; and

11.1.2	the material unregistrable Intellectual Property owned by each Group Company.

11.2
The Group Companies have taken all reasonable steps necessary or reasonably desirable (given the stage and resources of the Group) for the fullest protection of all Owned Business IP and no Group Company has granted any rights to third parties in relation to any Owned Business IP, other than rights granted in respect of commercially available software products under standard end‑user object code license agreements.

11.3	So far as the Warrantors are aware, the operations of the Group and any products or services supplied by the Group do not use or infringe the Intellectual Property rights of any person.

11.4
The Business IP comprises all rights and interests in Intellectual Property necessary for the carrying on of the business of the Group in the manner and to the extent to which it is presently conducted or which are likely to be material to business of the Group in order for it to carry on the business in the manner contemplated in the Business Plan.

11.5	All Business IP:

11.5.1	is (or in the case of applications will be, subject to the same being granted) legally and beneficially vested exclusively in a Group Company free from Encumbrances;

11.5.2
is licensed to a Group Company by third parties by way of a written agreement and/or licence which enables the Group Company to use the Intellectual Property as it requires in the ordinary course of its business; or

11.5.3	is readily available for licence on commercially reasonable terms.

11.6
Each employee, worker and consultant of the Group has entered into agreements with a Group Company which assign to the Group Company the ownership of any and all Intellectual Property created by the employee, worker or consultant in the course of and during the term of the employee’s employment or the worker or consultant’s engagement with the Group Company and require the employee, worker or consultant to assign the ownership of all such Intellectual Property to the Group Company in so far as ownership of such Intellectual Property is not already vested in a Group Company.

11.7	All Owned Business IP which is registered in the name of a Group Company, or in respect of which a Group Company has made application for registration, is:

11.7.1	legally and beneficially vested in a Group Company; and

11.7.2	so far as the Warrantors are aware, valid and enforceable and not subject to any claims of opposition from any third party.

11.8
All renewal fees in respect of any Owned Business IP registered or applied for in the name of each Group Company have been duly paid, and all other steps required for the maintenance and protection of such Owned Business IP have been taken, in any jurisdiction in which it is registered.

11.9	So far as the Warrantors are aware:

11.9.1
nothing has been done or omitted to be done by any person whereby any Business IP has ceased or might cease to be valid and enforceable or whereby any person is or will be able to seek cancellation, rectification or any other modification of any registration of any Business IP; and

11.9.2	no person other than a Group Company has registered or applied to register in any country any Owned Business IP.

11.10	No Owned Business IP is:

11.10.1	so far as the Warrantors are aware, being (or has been) infringed, opposed, misappropriated or used without permission by any other person; or

11.10.2	so far as the Warrantors are aware, subject to any Encumbrance, licence, estoppel or authority or similar right in favour of any other person, except as set out in the Disclosure Letter,

and no written claims have been received by a Group Company which might be material to the truth and accuracy of any of the above.

11.11	So far as the Warrantors are aware, no moral rights have been asserted which would affect the use of any Owned Business IP.

11.12
All material licences, agreements and arrangements relating to the Business IP entered into by each Group Company in respect of which a Group Company is a licensor, a licensee or otherwise a party have been entered into in the ordinary course of business, are in full force and effect and no notice has been given on either side to terminate any of them; and, so far as the Warrantors are aware, the obligations of all parties under each of the same have been materially complied with and no disputes exist in respect of any of them.

11.13
So far as the Warrantors are aware, neither entering into nor compliance with this Agreement, is likely to result in a breach of, or give any third party a right to terminate or vary any material licence or other material agreement in respect of any Business IP.

11.14
No Group Company has misused or knowingly disclosed or permitted to be misused or disclosed to any person (other than disclosure to the Investors and to their agents, employees or professional advisers) any of the Group’s know‑how, trade secrets, confidential information or lists of customers or suppliers, except properly and in the ordinary course of business, and on the basis that such disclosure is to be treated as confidential.

11.15	So far as the Warrantors are aware, none of the Group’s know‑how, trade secrets, confidential information or lists of customers or suppliers has been subject to unauthorised access by a third party.

11.16
So far as the Warrantors are aware, there are no third party claims that any domain name registered by any Group Company is in infringement of a third party’s domain name or other Intellectual Property rights.

11.17	Each Group Company is in possession of the source code to any software in which they own the copyright and, so far as the Warrantors are aware, no third party has a copy of that source code.

11.18	No Group Product contains, is derived from, is distributed with, or is being or was developed using Open Source Code that is licensed under any terms that:

11.18.1	impose a requirement or condition that any Group Product or part thereof:

(a)	be disclosed or distributed in source code form;

(b)	be licensed for the purpose of making modifications or derivative works; or

(c)	be redistributable at no charge; or

11.18.2	otherwise impose any other material limitation, restriction, or condition on the right or ability of any Group Company to use or distribute any Group Product or to enforce Intellectual Property.

11.19	Other than Off-the-Shelf Software, the Group owns the Computer System free from Encumbrances.

11.20
The Group has in place adequate back-up, maintenance, support, disaster recovery and other systems and procedures (details of which have been provided to the Investors) to enable its business to continue without material adverse change in the event of a failure of the Computer System.

11.21	During the three years prior to the date of this agreement, the Computer System has not:

11.21.1	failed to function in any way that has had a material adverse effect, including in a manner which is materially defective or involves the suffering of significant or repeated disruption of use;

11.21.2	been infected by any software virus;

11.21.3	suffered any significant security breaches (including data breaches or related information security incidents); or

11.21.4	been accessed by any unauthorised person, as far as the Warrantors are aware.

11.22	The Cloud Infrastructure:

11.22.1	is provided to the Group by a reputable provider of the relevant services on generally available commercial terms;

11.22.2	has not suffered any material outages, material periods of unscheduled downtime or other material periods of unavailability; and

11.22.3
has not, so far as the Warrantors are aware, been affected by any breach or compromise in security or any incident where a Group Company’s data has been lost, destroyed, degraded, corrupted, accessed, transferred, processed or disclosed accidentally or in an unauthorised or unlawful way.

11.23
Together, the Computer System and the Cloud Infrastructure comprise all computer hardware, firmware, and software (including source code and object code) which are necessary to enable the Group to carry on its business.

12.	EMPLOYMENT

12.1	A list of the jurisdictions in which the Company’s employees, workers and consultants are (so far as the Warrantors are aware) ordinarily resident is Disclosed.

12.2
The Company does not owe any amount to, nor does it have any outstanding obligations in respect of, any of its present or former directors, employees, or shareholders other than remuneration accrued during the month in which this agreement has been entered into.

12.3
Save as Disclosed, there is not in existence nor is it proposed to introduce any share incentive, share option, profit sharing, bonus, or other incentive arrangements for or affecting any employees or former employees.

12.4
There are no agreements or arrangements in relation to which the Company has incurred, will incur or could incur any liability or responsibility for or in relation to the provision of any pensions, allowances, lump sums gratuities or other like benefits on redundancy, retirement, withdrawal from service or on death or during periods of sickness or disablement or accident for or in respect of any director, or former director or employee or former employee of the Company or any person who has at any time agreed to provide services to the Company or any dependents of any such persons and no proposals or announcements have been made about the introduction, continuance, variation of, or payment of any contribution towards any such agreements or arrangements.

12.5
There are no agreements or other arrangements (binding or otherwise) or outstanding or anticipated claims or disputes between the Company and any trade union or other body representing all or any of the employees of the Company.

12.6
The engagement of each employee, worker and consultant of the Company may be terminated by not more than 12 weeks’ notice in the United Kingdom or not more than the applicable statutory minimum notice period elsewhere given at any time without liability for any payment, compensation or damages. No gratuitous payment has been made or promised in connection with the actual or proposed termination or suspension of employment or variation of any contract of employment or of any contract for services of any present or former director, employee, worker or consultant of the Company.

12.7
No notice to terminate the contract of any employee, worker or consultant of the Company (whether given by the Company or by the employee, worker or consultant) is pending, outstanding or has been threatened in writing.

12.8	No person has been or is employed as an employee or engaged as a worker or consultant by the Company in breach of any applicable immigration law.

12.9	The Company has obtained legal advice on the appropriate classification of its employees, workers and consultants and has at all times acted in accordance with such advice.

12.10	There are no outstanding or ongoing:

12.10.1
proceedings or live disciplinary warnings in place whether or not brought under the Company’s grievance and disciplinary policy in relation to any of the Company’s directors, employees, workers or consultants;

12.10.2
actual or pending allegations, complaints or claims of workplace misconduct (including bullying, harassment, sexual harassment, theft, fraud) received or made by the Company concerning any of its directors, employees, workers or consultants; or

12.10.3	grievances, complaints, disputes, claims or legal proceedings brought or threatened in writing against the Company by any person currently or previously employed or engaged by the Company,

and there are no current facts or circumstances which, so far as the Warrantors are aware, could lead to any of the above.

12.11
So far as the Warrantors are aware, the Company has at all times complied with its obligations under all applicable pensions laws and regulations and the documentation governing any pension schemes to which it contributes and/or participates.

13.	DATA PROTECTION

13.1
In respect of any personal data processed by the Company, so far as the Warrantors are aware, the Company is currently in compliance with the Data Protection Legislation in all material respects. In particular, the Company:

13.1.1
has provided data subjects with appropriate privacy notices explaining its processing activities as required under the Data Protection Legislation and ensures that it processes personal data in a manner consistent with those notices;

13.1.2
has a lawful basis for processing the personal data and if consent is being relied on, it ensures that such consent is freely given, specific, informed and clear and that the data subject has the ability to easily withdraw their consent in accordance with the Data Protection Legislation;

13.1.3	has maintained records of all its personal data processing activities as required by the Data Protection Legislation;

13.1.4
has implemented (and procured that any parties to which it transfers the personal data have implemented) appropriate measures to ensure the security of the personal data and to protect it from unauthorised or unlawful processing or accidental loss, destruction or damage (including the implementation of a security breach and disaster recovery plan made in accordance with good industry practice);

13.1.5	has appointed a data protection officer, where required under Data Protection Legislation, and notified such appointment to the Information Commissioner’s Office;

13.1.6
has in place appropriate measures to comply with any data subject requests submitted to it and has complied with and responded to all such requests within the time frame stipulated in the Data Protection Legislation;

13.1.7
does not send unsolicited electronic marketing messages other than in accordance with the Data Protection Legislation and all other applicable codes of practice including obtaining any necessary consents;

13.1.8
does not (and procures that any parties to which it transfers the personal data do not) transfer personal data outside of the European Economic Area or the United Kingdom other than as permitted under the Data Protection Legislation; and

13.1.9	has paid the data protection fee to the Information Commissioner, where required under the Data Protection Legislation.

13.2	With respect to Data Protection Legislation:

13.2.1
the Company has not received or is aware of a fact or circumstance that may lead to any complaint, notice, request, communication, claim, enforcement action (including any fine or other sanction), investigation or other correspondence from any supervisory authority, data subjects, or any other person, relating to a breach or alleged breach of applicable Data Protection Legislation; and

13.2.2
so far as the Warrantors are aware, there has not been any accidental or unlawful destruction, loss, alteration, unauthorised disclosure of, or access to any personal data processed by or on behalf of the Company (“personal data breach”) which is not fully described in the Company’s record of personal data breaches, maintained in accordance with Data Protection Legislation which is available on request to the Investors.

13.3
For the purpose of this paragraph 13, the terms “personal data”, “data subject”, “processing”, “controller”, “processor”, “personal data breach” and “supervisory authority” have the meanings given to them in the GDPR.

14.	RECORDS AND REGISTERS

14.1
The statutory books, registers and minute books of the Company are duly written up and maintained in accordance with all legal requirements applicable thereto and contain accurate records of all matters required to be dealt with therein and all such books and all records and documents (including documents of title) which are its property are in its possession or under its control.

14.2	The Company is not aware of any outstanding matter required to be entered in any of its statutory books, registers or minute books which has not been so entered at the date of this agreement.

14.3
All accounts, documents and returns required to be delivered or made to the Registrar of Companies have been duly and correctly delivered or made. There has been no notice of any proceedings to rectify the register of members of the Company or the Company’s PSC register and, so far as the Warrantors are aware, there are no circumstances which might lead to any application for rectification of the register of members or the PSC register, in each case, which would lead to a successful application for rectification.

14.4
The Company has not made (or withdrawn) an election to keep information in its register of members, PSC register, register of directors, register of directors’ residential addresses or register of secretaries on the central register at Companies House.

14.5	The Company has not issued any warning notice or restrictions notice under Schedule 1B of the Act.

15.	INSURANCE

The Disclosure Letter contains accurate details of all insurance policies held by the Company. In respect of such policies:

15.1	all premiums have been duly paid to date;

15.2
all such policies are in full force and effect and are not voidable on account of any act, omission or non‑disclosure on the part of the insured party nor could they be declared null and void or as a consequence of which any claim might be rejected;

15.3
such policies cover the Company’s business and assets against all risks which would normally be insured against by companies carrying on a similar business to the Company and/or having similar assets; and

15.4	there are no circumstances which would or might give rise to any claim and no insurance claim is outstanding.

16.	LITIGATION

16.1
Neither the Company nor, so far as the Warrantors are aware, any person for whose acts and defaults the Company may be vicariously liable, is at present engaged whether as claimant, defendant or otherwise in any legal action, proceeding or arbitration which is either in progress or is threatened or, so far as the Warrantors are aware, is pending or is being prosecuted for any criminal offence and no governmental, regulatory or official investigation or inquiry concerning the Company is threatened or in progress or so far as the Warrantors are aware pending.

16.2	So far as the Warrantors are aware, there are no circumstances likely to lead to any such claim or legal action, proceeding or arbitration, prosecution, investigation or inquiry.

16.3
Neither the Company nor, so far as the Warrantors are aware, any person acting for or on behalf of the Company is being prosecuted for an offence, nor, so far as the Warrantors are aware, are they or have they been the subject of any investigation, or inquiry by, or on behalf of, any governmental, administrative or regulatory authority, in respect of any offence or alleged offence, under the Bribery Act 2010 or under applicable anti‑corruption laws or regulations of any other jurisdiction, and so far as the Warrantors are aware, there are no circumstances likely to give rise to any such prosecution, investigation or inquiry.

17.	STATUTORY AND LEGAL REQUIREMENTS

All statutory, governmental, court, regulatory and other requirements applicable to the carrying on the business of the Company, the formation, continuance in existence, creation and issue of securities, management or operation of the Company have been complied with, and all permits, authorities, licenses and consents required for the Company to conduct its business have been obtained and all conditions applicable thereto complied with and so far as the Warrantors are aware, there are no circumstances which might lead to the suspension, alteration or cancellation of any such permits, authorities, licenses or consents, nor is there any agreement which materially restricts the fields within which the Company may carry on its Business.

18.	NATIONAL SECURITY LEGISLATION

18.1
So far as the Warrantors are aware, having taken legal advice, the business of the Company as at the date of this agreement, does not fall within the scope of any of the 17 sectors set out in The National Security and Investment Act 2021 (Notifiable Acquisition) (Specification of Qualifying Entities) Regulations 2021.

18.2
The Company does not have operations in the US or, to the extent the Company has operations in the US, so far as the Warrantors are aware, having taken legal advice, it is not a “TID U.S. Business” as defined in the 31 CFR 800.248.

18.3
The Company does not: (i) produce, design, test, manufacture, fabricate, or develop any “critical technologies,” as that term is defined in 31 C.F.R. § 800.215; (ii) perform any of the functions as set forth in column 2 of Appendix A to 31 C.F.R. Part 800 with respect to “covered investment critical infrastructure,” as defined in 31 C.F.R. § 800.212; or (iii) maintain or collect, directly or indirectly, “sensitive personal data,” as defined in 31 C.F.R. § 800.241, of U.S. citizens.

19.	SANCTIONS

19.1
Neither the Company nor, so far as the Warrantors are aware, any of the Company’s directors, officers or employees is or has, in relation to the Business, in the period of two years prior to the date of this agreement been engaged or involved in, or otherwise subject to, any of the following matters (the “Sanctions Proceedings”):

19.1.1	any litigation, arbitration, settlement or other proceedings (including alternative dispute resolution, criminal and administrative proceedings) in any jurisdiction; or

19.1.2	any investigation, inquiry, enforcement action (including the imposition of fines or penalties) by any governmental, administrative, regulatory or similar body or authority in any jurisdiction,

in each case relating to, or in connection with, any actual or alleged contravention of applicable Sanctions.

19.2
So far as the Warrantors are aware, no Sanctions Proceedings have been threatened or are pending against the Company or the Company’s directors, officers or employees and so far as the Warrantors are aware, there are no circumstances likely to give rise to any such Sanctions Proceedings.

19.3	Neither the Company nor, so far as the Warrantors are aware, any of the Company’s directors, officers, or employees is:

19.3.1	a Sanctions Target; or

19.3.2	engaging, or has engaged, in any conduct, operations, transactions or dealings that could reasonably be expected to result in it becoming a Sanctions Target.

Neither the Company nor, so far as the Warrantors are aware, any of the Company’s directors, officers or employees, has conducted or engaged, or is currently conducting or engaging, (in each case directly or indirectly) in any operations, activities, transactions or dealings with, or for the benefit of, a Sanctions Target.

SCHEDULE 6

Part 1

Matters requiring Special Investor Majority Consent

1.	Permit the Company to hold any Treasury Shares or permit the sale or transfer or cancellation of any shares held by the Company as Treasury Shares.

2.	Permit or cause to be proposed any amendment to the New Articles, otherwise than as provided for in this agreement.

3.	Propose or pay any dividend or propose or make any other distribution (as defined under section 1000 or section 1064 of the CTA 2010).

4.
Subscribe or otherwise acquire or dispose of any shares in the capital of any other company or the whole or part of the undertaking of any other person or dispose of the whole or part of the undertaking of the Company (including dealing in any way with the Company’s intellectual property other than in the ordinary course of business) (other than to the New Investor) or merge the Company or any part of its business with any other person or propose to do so.

5.
Permit the disposal of shares in the Company amounting to a Sale (other than to the New Investor) or IPO except (i) as expressly authorised in this agreement; or (ii) in in connection with a Proposed Transaction that meets the Support Obligations Threshold Valuation.

6.	Grant of any options to directors of the Company.

7.
Permit the Company to cease, or propose to cease, to carry on its business or permit the Company or its directors to take any step to  wind up the Company (except where it is insolvent (within the meaning of section 123 of the Insolvency Act 1986)).

8.	Enter into any contract or arrangement (excluding any intra-group agreement) that is not on an arm’s length basis.

Part 2

Matters requiring Series C Investor Majority Consent

1.	Permit or cause to be proposed any alteration to its share capital or the rights attaching to its shares or waive any right to receive payment on any of its shares issued partly paid except:

(a)	as expressly authorised in this agreement;

(b)	in connection with a Primary Offering that meets the Support Obligations Threshold Valuation; or

(c)	in relation to the issuance by the Company of Series D Shares up to an aggregate nominal value equivalent to 25 per cent. of the nominal value of the Company’s issued share capital from time to time).

2.	Create, allot, issue, offer, buy-in or redeem any share or loan capital or grant or agree to grant any options except:

(a)	as expressly authorised in this agreement;

(b)	in connection with a Primary Offering that meets the Support Obligations Threshold Valuation; or

(c)	in relation to the issuance by the Company of Series D Shares up to an aggregate nominal value equivalent to 25 per cent. of the nominal value of the Company’s issued share capital from time to time).

3.
Permit a transfer, mortgage, charge or other disposal of the whole or any part of an interest in, or the grant of any option or other rights over, any shares in the capital of the Company (or permit, consent to or facilitate any such encumbrance in respect of any other Group Company), to any person, or an agreement to do any of the foregoing, except: (i) in the case of a mortgage or charge, where the value is less than £5,000,000; (ii) to the New Investor; (iii) where permitted or required so to do pursuant to the Articles or this agreement; or (iv) where such grant of security interest relates to Shares held by the New Investor.

4.	Set or increase the number of Ordinary Shares available for any Share Option Plan.

5.
Enter into any right of first refusal, negotiation or notification that applies in relation to a Sale (other than to the New Investor) or IPO which gives a third party a preferential right to negotiate, make an offer or receive information in relation to such Sale or IPO except: (i) as expressly authorised in this agreement; or (ii) in in connection with a Proposed Transaction that meets the Support Obligations Threshold Valuation.

6.	Increase the remuneration of any director of the Company by more than 10% (ten per cent.) per year.

Part 3
Matters requiring Investor Director Consent

1.
Incur any expenditure in excess of 130% (one hundred and thirty per cent.) of agreed costs or investment set out in an adopted Budget or any adopted annual business plan from time-to-time or (where no Budget or annual business plan has been adopted or where no items were specified but a general provision made) in relation to any item exceeding £1,000,000.

2.	Incur any indebtedness or borrowings in excess of £5,000,000 unless provision for such indebtedness or borrowings has been made in an adopted Budget or any adopted annual business plan.

3.	Adopt or amend a Share Option Plan.

4.	Making any change to its auditors or changing its accounting reference date.

Part 4
Matters requiring atai Investor Director Consent

1.
Permit, or vary any existing vesting with respect to options granted or restricted shares issued to provide for a vesting schedule other than (A) with respect to twenty five percent (25%) or less of the shares subject to grant or issue, one (1) year after the date of such grant or issue; and (B) with respect to the remaining shares subject to such issue or purchase, on a monthly basis over a period of three (3) or more years thereafter except:

(a)	as expressly authorised in this agreement; or

(b)	in connection with a Primary Offering that meets the Support Obligations Threshold Valuation.

2.
Permit the acceleration of any vesting with respect to options granted or restricted shares issued on the occurrence of a Sale or an IPO, except: (i) as expressly authorised in this agreement; or (ii) in in connection with Proposed Transaction that meets the Support Obligations Threshold Valuation except:

(a)	as expressly authorised in this agreement; or

(b)	in connection with a Primary Offering that meets the Support Obligations Threshold Valuation.

3.	Increase the maximum number of directors permitted pursuant to the Articles.

4.	Engage any broker, advisor (including financial, accounting, auditing or legal), investment bank or similar party to provide any services for a Sale or IPO:

(a)	as expressly authorised in this agreement; or

(b)	in connection with a Primary Offering that meets the Support Obligations Threshold Valuation.

5.	Approve or adopt the Budget or make any change to the Budget other than immaterial changes.

6.
Make any material change to the nature of the Business or the jurisdiction where it is managed and controlled or change the name of the Company or do any act or thing outside the ordinary course of the business carried on by the Company.

7.
Make any loan or advance or give any credit (other than in the ordinary course of business) to any person or enter into or give any guarantee of or contract of suretyship for or otherwise commit itself in respect of the due payment of money or the performance of any contract, engagement or obligation of any other person or body other than a wholly-owned subsidiary of the Company.

8.
Permit the creation of or suffer to subsist any Encumbrance (other than a lien arising by operation of law) of a value in excess of £5,000,000 over the whole or any part of its undertaking, property or assets save where such Encumbrance relates to Shares held by the New Investor.

9.	Dispose (otherwise than in accordance with any relevant capital disposals forecast in the Budget) of any asset of a capital nature having a book or market value greater than £1,000,000.

10.
Conduct any litigation material to the Company, save for litigation where the Company is a defendant or where it relates to the collection of debts arising in the ordinary course of the business carried on by the Company (or any other Group Company) or any application for an interim injunction or other application or action (including interim defence) which is urgently required in the best interests of the Company (or any other Group Company) in circumstances in which it is not reasonably practicable to obtain prior consent as aforesaid.

11.
Other than where expressly contemplated by this agreement, enter into or vary any transaction or arrangement with, or for the benefit of any of its Directors or Shareholders or any other person who is a connected person with any of its Directors or Shareholders.

SCHEDULE 7

UNDERTAKINGS

1.
The Company shall maintain in full force and effect keyman insurance (for the exclusive benefit of the Company) and directors’ and officers’ liability insurance and shall not take or effect any steps so as to render such policies void or voidable or otherwise unenforceable.

2.	The Company shall take out and maintain insurances satisfactory to the Series C Investor Majority and shall on request supply the New Investor with a schedule of such insurances.

3.
The Company shall take all such reasonable action as may be required, including any action reasonably required of it by the Series C Investor Majority, to protect its intellectual property rights and/or other property and assets.

4.	New employees engaged by the Company shall not bring with them and employ intellectual property belonging to their ex-employers and other third parties.

5.	The Company and each of the relevant Founder shall comply with the terms of this agreement and the New Articles.

6.
The Company shall comply with all applicable laws and regulations and maintain all required licences and consents and shall immediately notify the Investors if the Company loses any such licence or consent.

7.
Neither the Company nor the Founders shall engage in any activity, practice or conduct which would constitute an offence under section 1, 2 or 6 of the Bribery Act 2010 or any other applicable anti-corruption laws or regulations of any other jurisdiction.

8.
The Company has and shall maintain in place adequate procedures designed to prevent any Associated Person of the Company from undertaking any conduct that would give rise to an offence under section 7 of the Bribery Act 2010 or any other applicable anti-corruption laws or regulations of any other jurisdiction.

9.
The Company and each of the Founders shall, from time to time, at the reasonable request of the Series C Investor Majority, confirm in writing that it has complied with undertakings 7 and 8 and will provide any information reasonably requested by any of the New Investor in support of such compliance.

10.
The Founders shall procure the passing of all resolutions at Board meetings and at Shareholders’ meetings of the Company and take all steps necessary to ensure performance of the terms of this agreement.

11.
The Founders shall procure that forthwith upon receiving notice so to do from the Series C Investor Majority, the Company convenes and holds at short notice a general meeting of the Company at such place and time as the Series C Investor Majority shall reasonably determine at which any resolution required by the Series C Investor Majority shall be proposed.

12.
The Company shall and the Founders shall procure that the Company shall prepare the management accounts and any other accounts and information referred to in clause 10.1 in accordance with good accounting practice and such accounts or information shall reasonably reflect the true and fair view of the financial affairs of the Company at the date to which they have been prepared and its results for the relevant period.

13.
Upon request from the New Investor, the Company shall enter into negotiations in good faith with the New Investor in respect of the execution of a definitive agreement in respect of a strategic collaboration between the Company and the New Investor in connection with certain digital and early commercial and market access activities to be undertaken by such partis for the calendar years 2024 to 2026 (inclusive). The Company shall use all reasonable endeavours to agree the scope of such activities with the New Investor as soon as practicable following Completion (and in any event by 1 June 2024).

14.
The Company shall, as soon as reasonably practicable on request from the New Investor, implement such policies and procedures as requested by the New Investor, in a form approved by the New Investor, for the purposes of the New Investor’s compliance with its public company reporting obligations and/or its obligations to its creditors, including, but not limited to, the New Investor’s: (i) Code of Conduct; (ii) Insider Trading and Compliance Policy; and (iii) Policy Statement Guidelines for Corporate Disclosure.

15.
Subject at all times to compliance with any applicable law or regulations (including but not limited to customary ethical standards to which the Company is subject), in respect of BPL-003, the Company shall:

(a)
use reasonable efforts to ensure any third party research organisations providing services in connection with the phase Iib study complete their services in a timely manner (including in accordance with any agreed deadlines); and

(b)
keep the New Investor regularly informed of the status of the phase Iib study (including, providing the results of such study to the New Investor) and any other related activities and consult with the New Investor in connection therewith.

16.
Subject at all times to compliance with any applicable law or regulations (including but not limited to customary ethical standards to which the Company is subject), in respect of the ELE-101, the Company shall:

(a)
keep the New Investor regularly informed of the status of the ELE-101 phase ½a study (including, providing the results of such study to the New Investor) and consult the New Investor in respect of any decisions made by the Company in respect of such study; and

(b)	consult in good faith with the New Investor on the completion of any milestones in connection with the ELE-101 phase ½a study.

17.
The Company shall keep the New Investor regularly informed of the status of the ongoing patent dispute in connection with file EP3927337 of the European Patent Register and consult the New Investor in advance in respect of any actions it may take in connection therewith.

18.
The Company shall obtain the New Investor’s prior written consent in connection with any steps or actions it wishes to take in connection with any litigation material to the Company where the Company is the defendant in such litigation (including, for the avoidance of doubt, defending such litigation).

19.
Within three months of Completion, the Company shall initiate a call and forfeiture process pursuant to Articles 36 (Call Notices) and 37 (Forfeiture of Shares) of the New Articles in respect of the following issued but unpaid shares:

(a)	63,131 B Ordinary Shares allotted and issued to Geoffery; and

(b)	18,939 B Ordinary Shares allotted and issued to Tiffany Florindo.

20.
Within three months of Completion, the Company shall put in appropriate contract protocols to monitor and manage its exposure any contracts with third parties and ensure it has adequate insurance in place to cover any such insurable exposure.

SCHEDULE 8

DEED OF ADHERENCE

 [***]

SCHEDULE 9

USE OF PROCEEDS

[***]

SCHEDULE 10
PFIC ANNUAL INFORMATION STATEMENT

[***]

This agreement has been executed and delivered as a deed on the date shown on the first page.

Executed as a deed for and on behalf of	)	/s/ Michael Norris
BECKLEY PSYTECH LIMITED	)
acting by Michael Norris	)	Director
in the presence of:	)

Name of witness:	Matt Pearce

Signature of witness:	/s/ Matt Pearce

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)	/s/ Florian Brand
ATAI LIFE SCIENCES N.V.	)
acting by Florian Brand	)	Director/Duly Authorised Signatory
in the presence of:	)

Name of witness:	Anne-Marie Suh

Signature of witness:	/s/ Anne-Marie Suh

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)	/s/ Denham Eke
GALLOWAY LIMITED	)
acting by Denham Eke	)	Director
)
in the presence of:	)

Name of witness:	Donna Rollitt

Signature of witness:	/s/ Donna Rollitt

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)	/s/ Tom Zierer
BILTON INVESTMENTS LIMITED (61354))
acting by Praxis Directors One Limited acting by Tom Zierer in the presence of:	)	Director

Name of witness:	Nicola Archer

Signature of witness:	/s/ Nicola Archer

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Cosmo Feilding Mellen
COSMO FEILDING MELLEN	)
in the presence of:	)

Name of witness:	Vivian Kear

Signature of witness:	/s/ Vivian Kear

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Michael Norris
MICHAEL NORRIS	)
in the presence of:	)

Name of witness:	Matt Pearce

Signature of witness:	/s/ Matt Pearce

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Amanda Feilding
AMANDA FEILDING	)
in the presence of:	)

Name of witness:	Vivian Kear

Signature of witness:	/s/ Vivian Kear

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Marc Wayne
MARC WAYNE	)
in the presence of:	)

Name of witness:	Julie Coleman

Signature of witness:	/s/ Julie Coleman

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Tim Mason
TIM MASON	)
in the presence of:	)

Name of witness:	Rebecca Grant

Signature of witness:	/s/ Rebecca Grant

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Marc Ware
MARK WARE	)
in the presence of:	)

Name of witness:	Sue Smith

Signature of witness:	/s/ Sue Smith

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Rock Feilding Mellen
ROCK FEILDING MELLEN	)
in the presence of:	)

Name of witness:	Luciana Fondaras

Signature of witness:	/s/ Luciana Fondaras

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Chris Schnarr
CHRIS SCHNARR	)
in the presence of:	)

Name of witness:	Kate Crawford

Signature of witness:	/s/ Kate Crawford

Address:	[***]

Occupation:	[***]

Executed as a deed by	)
ANTHONY CHOW	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)	/s/ Richard Reed
RICHARD REED	)
in the presence of:	)

Name of witness:	Nadia Troxler

Signature of witness:	/s/ Nadia Troxler

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Tim Haines
TIM HAINES	)
in the presence of:	)

Name of witness:	Marie-Claire Haines

Signature of witness:	/s/ Marie-Claire Haines

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Christian af Jochnick
CHRISTIAN AF JOCHNICK	)
in the presence of:	)

Name of witness:	Rosa Gonzalez Zamora

Signature of witness:	/s/ Rosa Gonzalez Zamora

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
INTEGRATED INVESTMENT PARTNERS	)
LIMITED PARTNERSHIP	)	Samuel Barnes-Barrington
acting by Integrated General Partner Limited	)
acting in turn by two directors	)
)
	)	Philip Bisson

Executed as a deed by	)	/s/ Seth Tabatznik
SETH TABATZNIK	)
in the presence of:	)

Name of witness:	Renata Minerbo Strengerowski

Signature of witness:	/s/ Renata Minerbo Strengerowski

Address:	[***]

Occupation:	[***]

Executed as a deed by	)
LARA TABATZNIK	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JASON NEWMARK	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)	/s/ Jonathan Wright
JONATHAN WRIGHT	)
in the presence of:	)

Name of witness:	/s/ Kirsty Wright

Signature of witness:	/s/ Kirsty Wright

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)	/s/ Murray Goldman
GOLDMAN HOLDINGS LTD	)
acting by Murray Goldman	)	Authorised Signatory
in the presence of:	)

Name of witness:	Denis Beneteau

Signature of witness:	/s/ Denis Beneteau

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Chris O’Donoghue
CHRIS O’DONOGHUE	)
in the presence of:	)

Name of witness:	Kate Percival

Signature of witness:	/s/ Kate Percival

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)	/s/ Pasquale Di Capo
POWERONE CAPITAL CORP	)
acting by Pasquale Di Capo	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)	/s/ Adam Balon
ADAM BALON	)
in the presence of:	)

Name of witness:	Lucy Paget

Signature of witness:	/s/ Lucy Paget

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
PSYNERGIA LABS LLC	)
acting by Giles Hayward	)	Manager
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
BE FUND I, A SERIES OF BICYCLE DAY	)	/s/ Peyton Dalton
VENTURES, LP	)
acting by Belltower Fund Group, Ltd., Manager	)	Authorized Person of the Manager of the
of the General Partner, Name: Peyton Dalton	)	Fund’s GP
in the presence of:	)

Name of witness:	Emily Richards

Signature of witness:	/s/ Emily Richards

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)	/s/ Mark Zittman
MARK A. ZITTMAN REVOCABLE TRUST	)
acting by its Settlor, Mark Zittman	)	Mark Zittman
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)	/s/ Warren Wright
NOETIC PSYCHEDELIC FUND LP	)
acting by Warren Wright	)	Authorised Signatory
in the presence of:

Name of witness:	Caroline Thomson

Signature of witness:	/s/ Caroline Thomson

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)	/s/ Abdulaziz Shikh Al Sagha
OV BP LIMITED	)
acting by Abdulaziz Shikh Al Sagha	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
OCTAVIUS BLACK	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JOANNE BLACK	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
781526 ONTARIO INC	)
acting by Steven Mintz	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ELZBIETA MADEJ	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
FALKORA INVESTMENTS EUROPE	)
LIMITED	)
acting by Thomas Ermacora	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MAT LAROCHE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JONATHAN BROOKS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
LARS MOURITZEN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
ORYX VENTURES LTD	)
acting by Sean McLintock	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MARK HOLYOAKE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
BWC INC	)
acting by Nikolay Isupov	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
PINZ FAMILY LLC	)
acting by Matthew Pinz	)	Partner
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
ZSP CAPITAL LLC	)
acting by Matthew Pinz	)	Partner
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
URI FRUCHTMAN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
THOMAS JS DUGDALE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MICHAEL FREUND	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)	/s/ Arnaud Massenet
ARNAUD MASSENET	)
in the presence of:	)

Name of witness:	Georgia Lumb

Signature of witness:	/s/ Georgia Lumb

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
QUADRANGLE NOMINEES LIMITED	)
acting by Rosemary Helen Chamberlayne	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
EDUARDO GARCIA-LOPEZ LOAEZA	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
JUSTIN SEAN, LLC	)
acting by Sean Trigony	)	Partner
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
XAN EDWARD CHARLES MORGAN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JEAN MARC CIANCIMINO	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JAMES WESTWOOD	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
GEORGE BARKER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
MAJA NOMINEES PTY LIMITED ATF	)
PERRY FAMILY TRUST	)
acting by Darren Perry	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
VINSCO PTY LTD ATF THE VINSCO	)
INVESTMENT TRUST	)
acting by Ross Simon	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JOHN RICHARD KEY	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
DANIEL BARNAO	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ANNA BARNAO	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MICHAEL STEELE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
DNI INVESTMENTS PTY LTD AFT	)
IOANNIDIS FAMILY TRUST	)
acting by David Ioannidis	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
GREGORY WARD	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
LOTFI LADJEMI	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
RICHARD ASEME	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
PATRICK WHEEN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
SIMON FRANKS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JASON WOOLLARD	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
GLYN HIRSCH	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
STEWART HALPERIN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
SHAMBHALA INTERNATIONAL LIMITED	)
acting by Anthony Field	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
GEOFFREY ATKINS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
BWCI PENSION TRUSTEES LIMITED AS	)
TRUSTEES FOR THE DEFERRED	)
RETIREMENT ANNUITY TRUST SCHEME	)
acting by two directors	)
Gordon McKee	)
and	)
Michael McKay	)

Executed as a deed by	)
RENEE RUNNALLS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
PAUL SIMON	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)	/s/ James Bailey
JAMES BAILEY	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
TRANSLIMINAL LLC	)
acting by Matthew Johnson	)	President
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
RAJ NARAYANASWAMY	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
KJSM VENTURES CANADA INC	)
acting by Scott McKay	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
KEN MCKAY	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
FIDUCIE DANIEL ROBICHAUD	)
acting by Daniel Robichaud	)	Trustee
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
PATRICIA SAPUTO	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
FUTUREGEN CAPITAL CORPORATION	)
acting by Hasmukh Patel	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)	/s/ Jed Wood
WOOD CAPITAL LTD	)
acting by Jed Wood	)	Director
in the presence of:	)

Name of witness:	Dezarae Bassett

Signature of witness:	/s/ Dezarae Bassett

Address:	[***]

Occupation:	[***]

Executed as a deed by	)
VENNING THANE STENNER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)	/s/ Denham Eke
MEDIQ VENTURES LIMITED	)
acting by Denham Eke	)	Director
in the presence of:	)

Name of witness:	Donna Rollitt

Signature of witness:	/s/ Donna Rollitt

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
INTEGRATED INVESTMENT PARTNERS LLC	)
acting by __________________________	)	Partner
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
MNL NOMINEES LIMITED	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
BELLERIVE SPV31 LIMITED	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)	/s/ Abdulaziz Shikh Al Sagha
OV BP SERIES B LIMITED		)
acting by	Abdulaziz Shikh Al Sagha	)	Director
in the presence of:		)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
BWC GROUP INC.	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)
BE FUND II, A SERIES OF BICYCLE DAY		)
VENTURES, LP		)	/s/ Peyton Dalton
acting by FUND GP, LLC its General Partner		)
acting by BELLTOWER FUND GROUP, LTD.		)	Authorised Signatory
Manager of the General Partner		)
acting by	Peyton Dalton	)
in the presence of:		)

Name of witness:	Emily Richards

Signature of witness:	/s/ Emily Richards

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of		)	/s/ Noah Levy
NEWTYN TE PARTNERS, LP		)
acting by	Noah Levy	)	Director
in the presence of:		)

Name of witness:	Faiza Issa

Signature of witness:	/s/ Faiza Issa

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of		)	/s/ Noah Levy
NEWTYN PARTNERS, LP		)
acting by	Noah Levy	)	Director
in the presence of:		)

Name of witness:	Faiza Issa

Signature of witness:	/s/ Faiza Issa

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of		)	/s/ Mark McDonald
CONCENTRIC ERMAK CO-INVESTMENT		)
SPV LLP		)	Director
acting by	Mark McDonald	)
in the presence of:		)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
PALO SANTO INVESTORS LP	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)	/s/ Kunal Sethi
AYUH VENTURES, LLC		)
acting by	Kunal Sethi	)	Director
in the presence of:		)

Name of witness:	Christina Giguere

Signature of witness:	/s/ Christina Giguere

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
BEC FUND I, A SERIES OF PSYCHEDELIC	)
MEDICINE SPV, LP	)
acting by FUND GP, LLC its General Partner	)	Authorised Signatory
acting by BELLTOWER FUND GROUP, LTD.	)
Manager of the General Partner	)
acting by __________________________	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
BECKLEY PSYTECH PML SPV 1 LP	)
acting by PRIME MOVERS LAB GP II LLC,	)	Authorized Person
its General Partner	)
acting by __________________________	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)
ADAGE CAPITAL PARTNERS LP		)	/s/ Dan Lehan
acting by ADAGE CAPITAL PARTNERS, GP,		)
LLC, its General Partner		)	Authorised Signatory
acting by ADAGE CAPITAL ADVISORS,		)
LLC its Managing Member		)
acting by	Dan Lehan	)
in the presence of:		)

Name of witness:	James Bardinelli

Signature of witness:	s/ James Bardinelli

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of		)
WHAT IF VENTURES BECKLEY 2021, A		)	/s/ Ted Stiefel
SERIES OF CGF2021 LLC		)
acting by	Ted Stiefel	)	Authorized Signatory of the Manager
in the presence of:		)

Name of witness:	Joshua Ford

Signature of witness:	/s/ Joshua Ford

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of		)	/s/ Anita Khubani
ASK AMERICA LLC		)
acting by	Anita Khubani	)	Director
in the presence of:		)

Name of witness:	Dorentina Krasniqi

Signature of witness:	/s/ Dorentina Krasniqi

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of		)	/s/ Alex Foster
MSP BECKLEY LLC		)
acting by	Alex Foster	)	Director
in the presence of:		)

Name of witness:	Claire Foster

Signature of witness:	/s/ Claire Foster

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
ITER INVESTMENTS I, LP	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
CLARIFY PHARMA PLC	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
NEGEV CAPITAL FUND ONE, L.P.	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
AARON ROTENBERG	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
BARRY ROTENBERG	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
SCION CLAN TRUST	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
RYAN WALSH	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ELAD KOHEN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ADAM ZEITLIN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
RACHEL ZEITLIN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
CORLEV HOLDINGS INC.	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ERIC RAPPS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
CAPITAL EQUIPMENT SERVICES LTD	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
GUY BRAVERMAN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
ALTERNATIVE HEALTH PARTNERS, LP	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
BRAD HYLER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
CODY SHIRK TRUST	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ALEX GERKOSWITCH	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
RACHAEL COX	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
OLI COX	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ROB O’DONOUGHUE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
SETH MORRISON	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
WARREN TAYLOR	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MARTIN SWEENEY	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
DEAN SHOOSMITH	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
CHRIS TUOHY	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
STEVE MARTIN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
VANESSA MOORE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MIKE MOORE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
BRIAN PERRY	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MEGAN COLLINS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
BEN COLLINS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
NICK DAVIS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
TOBY CHAPMAN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
BEN CATT	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
IAIN NEWMAN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MARK WEBSTER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
OLIVER COX LTD	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
RYAN KOHN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
RIZ AHMED	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
PETER-PAUL WÜNSCHER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
ROY NOMINEES LIMITED (A.C. 109680))
acting by two directors	)
___________________________	)
and ________________________	)

Executed as a deed for and on behalf of	)
WEALTH & TAX MANAGEMENT LTD	)
acting by __________________________	)	Director
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ANTHONY BYRNE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)
INTEGRATED INVESTMENT MANAGER		)	/s/ Jay Newmark
SPV I LLC		)
acting by	Jay Newmark	)	Authorised Signatory
in the presence of:		)

Name of witness:	Aminata Rosella Epps Newmark

Signature of witness:	/s/ Aminata Rosella Epps Newmark

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of		)
INTEGRATED INVESTMENT PARTNERS		)	/s/ Andrew Chomer
SPV I		)
acting by	Andrew Chomer	)	Authorised Signatory
in the presence of:		)

Name of witness:	Roya Darling

Signature of witness:	/s/ Roya Darling

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
BICYCLE DAY VENTURES LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
DAVID D’ONOFRIO	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)
INTEGRATED INVESTMENT PARTNERS		)	/s/ Andrew Chomer
FUND I		)
acting by	Andrew Chomer	)	Authorised Signatory
in the presence of:		)

Name of witness:	Roya Darling

Signature of witness:	/s/ Roya Darling

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
2599584 ONTARIO INC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
2180447 ONTARIO INC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
OCAMA LP	)
acting by KAIA CONSULTING LLC	)	Authorized Person
its General Partner	)
acting by Meyer Mishkin	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
PLATFORM SECURITIES NOMINEES LTD	)
A/C KKCLT	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
BE FUND III, A SERIES OF BICYCLE DAY VENTURES LP	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)	/s/ Warren Wright
GREY HOUSE PARTNERS ELEUSIS HOLDINGS SPV LP		)
acting by	Warren Wright	)	Authorised Signatory
in the presence of:		)

Name of witness:	Caroline Thomson

Signature of witness:	/s/ Caroline Thomson

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
AJL INVESTMENT HOLDING II LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
AXON PARTNERS LP	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
SAJOR CAPITAL INVESTMENTS LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
THE SHINING ROCK FOUNDATION	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupaton:

Executed as a deed for and on behalf of	)
PONIES AND RAINBOWS, LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
MMRAAB MANAGEMENT TRUST	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
GILGAMESH INVESTMENTS LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
HOND CORP.	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
MAINSTAR TRUST CUST FBO THOMAS C. RUTLEDGE IRA	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
MIKHAIL CHERNOV 2012 SPOUSAL ACCESS TRUST	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
NEILOUFAR FAMILY	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
TATEWARI LTD	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
EISENBERG CAPITAL LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
PACIFIC PREMIER TRUST	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
SILVER SPIKE SPONSOR, LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
DRAIS03 LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
ECZACIBASI MOMENTUM TEKNOLOJI YATIRIMLARI ANONIM ŞIRKETI	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
EQUITY TRUST COMPANY CUSTODIAN FBO STEVEN ROSENBERG	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)	/s/ Warren Wright
GHP ELEUSIS SPV LP		)
acting by	Warren Wright	)	Authorised Signatory
in the presence of:		)

Name of witness:	Caroline Thomson

Signature of witness:	/s/ Caroline Thomson

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
UK FF NOMINEES LTD	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
2134255 ONTARIO INC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
AVENUE H CAPITAL, LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
BRAVER INVESTMENT GROUP LIMITED	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
CPT INC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
DELPHI SERIES BECKLEY PSYTECH, A SERIES OF DELPHI SPV SERIES LLC, A DELAWARE SERIES LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
FJ LABS ENTREPRENEURS FUND 2021, A SERIES OF FJ LABS FUNDS, LP	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
FJ LABS LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
HARVEST MOON HOLDINGS, LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
IMPACTASSETS INC. (FBO CIF CATALYTIC IMPACT SOLUTIONS FUND))
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
KWL TRUST	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
LANCHESTER LLC	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)	/s/ Barry McClay /s/ Karen Haith
LEAFY TUNNEL FUND 1, L.P.		)
acting by	Barry McClay and Karen Haith	)	Authorised Signatory
in the presence of:		)

Name of witness:	Marcus Allen

Signature of witness:	/s/ Marcus Allen

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
LOHENGRIN ENTERPRISES SA.	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)	/s/ Nicola Hart
MNGJZ LLC	)
acting by its Manager, Nicola Hart	)	Nicola Hart
in the presence of:	)

Name of witness:	Dylan Hart

Signature of witness:	/s/ Dylan Hart

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
SAUSILITO LTD	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
SCM INVESTMENT LP	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)	/s/ David D’Onofrio
THE DICAPO FAMILY TRUST		)
acting by	David D’Onofrio	)	Authorised Signatory
in the presence of:		)

Name of witness:	Tong Pang

Signature of witness:	/s/ Tong Pang

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
VIDACOS NOMINEES LTD A/C 156795)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of		)	/s/ Nick von Christierson
WOVEN LABS LLC		)
acting by	Nick von Christierson	)	Authorised Signatory
in the presence of:		)

Name of witness:	Giles Hayward

Signature of witness:	/s/ Giles Hayward

Address:	[***]

Occupation:	[***]

Executed as a deed for and on behalf of	)
XTRA GOLD	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)
ZVI FIRON LAW COMPANY	)
acting by __________________________	)	Authorised Signatory
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ANDREA CAMBRE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JACKIE LUNDIN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
TONY EISENBERG	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JEREMY BENKIEWICZ	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MICHAEL BLITZER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
TODD COHEN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
BETH E. BOYER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
KATHERINE ROBERTS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MARINE MALLINSON	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
FERIHA BERRAK SELEK	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
CHRISTOPHER A. MEYERS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ALISA NG	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)	/s/ Shlomi Raz
SHLOMI RAZ	)
in the presence of:	)

Name of witness:	Judit Major

Signature of witness:	/s/ Judit Major

Address:	[***]

Occupation:	[***]

Executed as a deed by	)
STEVEN RICCIARDI	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
BRYAN CLIFTON	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MONICA REED	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MARK MORAN, TRUSTEE OF THE EEMO 2021 GRAT	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
SHELLY BALDWIN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ABIB BOCRESION	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
GILLES DELLAERT	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
XUAN KAREN FANG	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
WILLIAM M. ROBERTS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
RAM. K SUNDARAM	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)	/s/ Mary Vernon
MARY VERNON	)
in the presence of:	)

Name of witness:	Denis Lahart

Signature of witness:	/s/ Denis Lahart

Address:	[***]

Occupation:	[***]

Executed as a deed by	)	/s/ Patrick Vernon
PATRICK VERNON	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
PATRICIA A. WELLDE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ELISHA WIESEL	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
SCOTT WORRICH	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
RYAN BRIDGES	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MARK MORAN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
CANNON CLIFTON	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ERVEY CLARKE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
LESLIE FORD	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
KELLY RAYBURN	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MELISSA MORAN, TRUSTEE OF THE 21 SPOUSAL GRAT	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MARK GINSBURG	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
THERESA TRIBBLE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
THOMAS C. SWIFT	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
DAVID MICHAEL WEINER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ADITYA KOHLI	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ANTHONY GRENIER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
PETER LEE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ANNE MCGINNIS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
DAVID AMOUYAL	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
ERAN HAGGIAG	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
HARRIS FRICKER	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
JACQUES ELALOUF	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MARK MCGINNIS	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
MICHAEL DAVIDSON	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
SAFRA NIMROD	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
SARAH CALASCIONE	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed by	)
SHLOMO NOY	)
in the presence of:	)

Name of witness:

Signature of witness:

Address:

Occupation:

Executed as a deed for and on behalf of	)	/s/ Warren Wright
NOETIC PSYCHEDELIC FUND US LP	)
acting by Warren Wright	)	Authorised Signatory
in the presence of:

Name of witness:	Caroline Thomson

Signature of witness:	/s/ Caroline Thomson

Address:	[***]

Occupation:	[***]